--------------------------------------------------------------------------------


                               INDENTURE OF TRUST



                                     between


                      PENINSULA PORTS AUTHORITY OF VIRGINIA



                                       and



                 WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee


                                September 1, 2003

                      -------------------------------------

                                   $43,160,000

                      Coal Terminal Revenue Refunding Bonds
             (Dominion Terminal Associates Project - Brink's Issue)
                                   Series 2003

                     --------------------------------------




--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS AND RULES OF CONSTRUCTION.....................................................14

         Section 1.1           Definitions......................................................................14

         Section 1.2           Rules of Construction............................................................19

ARTICLE II            THE BONDS.................................................................................19

         Section 2.1           Issuance of Bonds; Form; Dating..................................................19

         Section 2.2           Interest on the Bonds............................................................19

         Section 2.3           Book-Entry Provisions............................................................31

         Section 2.4           Execution and Authentication.....................................................32

         Section 2.5           Bond Register....................................................................33

         Section 2.6           Registration and Exchange of Bonds; Persons Treated as Owners....................33

         Section 2.7           Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds..........................33

         Section 2.8           Cancellation of Bonds............................................................34

         Section 2.9           Temporary Bonds..................................................................34

         Section 2.10          Special Notice by Paying Agent During Commercial Paper
                               Rate Period; Schedule Attached...................................................34

ARTICLE III           REDEMPTION, PURCHASES IN LIEU OF..........................................................34

         Section 3.1           Notices to Trustee...............................................................34

         Section 3.2           Redemption Dates.................................................................35

         Section 3.3           Selection of Bonds to be Redeemed................................................35

         Section 3.4           Notice of Redemption.............................................................35

         Section 3.5           Payment of Bonds Called for Redemption...........................................36

         Section 3.6           Bonds Redeemed in Part...........................................................36

         Section 3.7           Purchase of Bonds in Lieu of Redemption..........................................36

         Section 3.8           Disposition of Purchased Bonds...................................................37

ARTICLE IV            APPLICATION OF PROCEEDS AND PAYMENT OF BONDS..............................................38

         Section 4.1           Application of Proceeds..........................................................38

         Section 4.2           Payments of Bonds................................................................38

         Section 4.3           Investment of Moneys.............................................................40

         Section 4.4           Moneys Held in Trust.............................................................42
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                                       i

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ARTICLE V             LETTER OF CREDIT AND PARENT COMPANY GUARANTY..............................................42

         Section 5.1           Requirements for Letter of Credit................................................42

         Section 5.2           Pledge of Certain Payments.......................................................44

         Section 5.3           Draws............................................................................44

         Section 5.4           Parent Company Guaranty..........................................................44

ARTICLE VI            COVENANTS.................................................................................44

         Section 6.1           Payment of Bonds.................................................................44

         Section 6.2           Further Assurances...............................................................44

ARTICLE VII           DISCHARGE OF INDENTURE....................................................................45

         Section 7.1           Bonds Deemed Paid; Discharge of Indenture........................................45

         Section 7.2           Application of Trust Money.......................................................46

         Section 7.3           Repayment to Bank and Company....................................................46

ARTICLE VIII          DEFAULTS AND REMEDIES.....................................................................46

         Section 8.1           Events of Default................................................................46

         Section 8.2           Acceleration.....................................................................48

         Section 8.3           Remedies During Certain Fixed Rate Periods and Other Remedies....................48

         Section 8.4           Waiver of Past Defaults..........................................................49

         Section 8.5           Control by Majority..............................................................49

         Section 8.6           Limitation on Suits..............................................................49

         Section 8.7           Rights of Holders to Receive Payment.............................................49

         Section 8.8           Collection Suit by Trustee.......................................................50

         Section 8.9           Trustee May File Proofs of Claim.................................................50

         Section 8.10          Priorities.......................................................................50

         Section 8.11          Undertaking for Costs............................................................50

ARTICLE IX            TRUSTEE, REMARKETING AGENT AND INDEXING AGENT.............................................50

         Section 9.1           Duties of Trustee................................................................50

         Section 9.2           Rights of Trustee................................................................52

         Section 9.3           Individual Rights of Trustee.....................................................52

         Section 9.4           Trustee's Disclaimer.............................................................52

         Section 9.5           Notice of Defaults...............................................................52
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                                       ii

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         Section 9.6           Compensation and Indemnity of Trustee............................................52

         Section 9.7           Eligibility of Trustee...........................................................53

         Section 9.8           Replacement of Trustee...........................................................53

         Section 9.9           Appointment and Duties of Remarketing Agent......................................53

         Section 9.10          Eligibility of Remarketing Agent; Replacement....................................54

         Section 9.11          Appointment and Duties of Indexing Agent.........................................54

         Section 9.12          Eligibility of Indexing Agent; Replacement.......................................54

         Section 9.13          Compensation of Remarketing and Indexing Agents..................................55

         Section 9.14          Successor Trustee or Agent by Merger.............................................55

         Section 9.15          Appointment, Designation and Succession of Paying Agent..........................55

ARTICLE X             AMENDMENTS OF AND SUPPLEMENTS TO INDENTURE................................................56

         Section 10.1          Without Consent of Bondholders...................................................56

         Section 10.2          With Consent of Bondholders......................................................56

         Section 10.3          Effect of Consents...............................................................57

         Section 10.4          Notation on or Exchange of Bonds.................................................57

         Section 10.5          Signing by Trustee of Amendments and Supplements.................................57

         Section 10.6          Company and Bank Consent Required................................................57

         Section 10.7          Notice to Bondholders............................................................57

ARTICLE XI            AMENDMENTS OF AND SUPPLEMENTS TO LOAN.....................................................57

         Section 11.1          Without Consent of Bondholders...................................................58

         Section 11.2          With Consent of Bondholders......................................................58

         Section 11.3          Consent by Trustee to Amendments or Supplements..................................58

         Section 11.4          Consent of Bank..................................................................58

ARTICLE XII           MISCELLANEOUS.............................................................................58

         Section 12.1          Notices..........................................................................58

         Section 12.2          Bondholders' Consents............................................................59

         Section 12.3          Limitation of Rights.............................................................59

         Section 12.4          Severability.....................................................................60

         Section 12.5          Payments Due on Non-Business Days................................................60

         Section 12.6          Governing Law....................................................................60

         Section 12.7          Captions.........................................................................60
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                                      iii

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         Section 12.8          No Recourse Against Issuer's Officers............................................60

         Section 12.9          Limited Nature of Company's Obligations; Pittston Terminal's
                               Liability for Obligations of the Company; Certain Decisions
                               Regarding the Bonds..............................................................60

         Section 12.10         Counterparts.....................................................................60

                               INDENTURE OF TRUST


     This INDENTURE OF TRUST, dated as of September 1, 2003, is entered into between PENINSULA PORTS AUTHORITY OF VIRGINIA, a body politic and corporate and a political subdivision of the Commonwealth of Virginia (the "Issuer"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association having a corporate trust office in Richmond, Virginia (the "Trustee"), as trustee.

     Chapter 46 of the Acts of Assembly of 1952 of the Commonwealth of Virginia, as amended and supplemented, authorizes the Issuer to issue its bonds for any of its purposes, including the payment or retirement of bonds previously issued by it. The Issuer has entered into a Loan Agreement with Dominion Terminal Associates, a Virginia general partnership, providing for the loan by the Issuer to such partnership of the proceeds of the Issuer's bonds. The Issuer wishes to provide in this Indenture for the issuance of its bonds, and the Trustee is willing to accept the trusts provided for in this Indenture.

     Accordingly, the Issuer and the Trustee agree as follows for the benefit of each other and for the holders of the Bonds issued pursuant to this Indenture.

                                 Granting Clause
                                 ---------------

     To secure the payment of the Bonds, the Issuer assigns to the Trustee and grants to the Trustee a security interest in all right, title and interest of the Issuer in and to (i) the Loan Agreement, including the right to claim, collect, receive and give receipts for all amounts payable by or receivable from the Company under the Loan Agreement, to bring actions and proceedings for the enforcement of the Loan Agreement, and to do all things that the Issuer is entitled to do under the Loan Agreement, but excluding the Unassigned Rights,
(ii) the Parent Company Guaranty, including the right to claim, collect, receive and give receipts for all amounts payable by or receivable from the Parent Company under the Parent Company Guaranty, to bring actions and proceedings for the enforcement of the Parent Company Guaranty, and to do all things that the Issuer is entitled to do under the Parent Company Guaranty, but excluding the Unassigned Rights, (iii) all of the Issuer's right, title and interest in and to the payments to be made by Pittston Terminal with respect to the Bonds under
Section 3.2(a)(ix) of the Throughput Agreement, and (iv) all moneys and securities held from time to time by the Trustee under this Indenture as provided in this Indenture for the equal and proportionate benefit of all holders of the Bonds without priority or distinction as to lien or otherwise of any Bonds over any other Bonds, except as otherwise provided in this Indenture.

                                   ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1 Definitions. For all purposes of this Indenture, unless the context requires otherwise, the following terms have the following meanings:

     "Act" means Chapter 46 of the Acts of Assembly of 1952 of the Commonwealth of Virginia, as amended and supplemented from time to time.

     "Assignment" means the Assignment, dated as of the date of this Indenture, among the Company, the Trustee, and Pittston Terminal.

     "Bank" means the issuer of a Letter of Credit.

     "Bank  Rate"  means  the  interest  rate on the  Bonds  set  under  Section
2.2(a)(5).

     "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors.

     "Bankruptcy Filing" means the filing of a petition by or against the Issuer, the Company, any of the Partners, Pittston Terminal or the Parent Company under any bankruptcy act or similar act. If the petition has been dismissed and the dismissal is final and not subject to appeal at the relevant time, the filing will not be considered to have occurred.

     "Bond Fund" means the fund of that name created pursuant to Section 4.2.

     "Bondholder" or "holder" means the registered owner of any Bond.

     "Bonds" mean the Bonds issued pursuant to this Indenture.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, or the city or cities in which are located the principal corporate trust office of the Trustee or the Paying Agent and, if a Letter of Credit is in effect, the United States office of the Bank at which demands for payment under the Letter of Credit are to be presented, are authorized by law to close, or (iii) a day on which the New York Stock Exchange is closed.

     "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations under it.

     "Commercial  Paper  Rate"  means the  interest  rate on the Bonds set under
Section 2.2(a)(3).

     "Commercial Paper Rate Period" means with respect to any Bond, the period (which may be from one day to 180 days) determined as provided in Section 2.2(a)(3).

     "Commonwealth" means the Commonwealth of Virginia.

     "Company"  means  Dominion   Terminal   Associates,   a  Virginia   general
partnership, and its successors and assigns, and any surviving, resulting or transferee entity as provided in Section 6.1 of the Loan Agreement.

     "Company Representative" means a person at the time designated to act on behalf of the Company with respect to the Bonds by a written instrument furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Company by an authorized representative of the Company and an authorized officer of Pittston Terminal. The certificate may designate one or more alternates. A Company Representative may be an employee of the Company, the Issuer, Pittston Terminal or the Parent Company.

     "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     "Daily  Rate"  means  an  interest  rate on the  Bonds  set  under  Section
2.2(a)(1).

     "Determination Date" is defined in Section 2.2(a)(4).

     "DTC" is defined in Section 2.3.

     "Event of Default" is defined in Section 8.1.

     "Fixed  Rate"  means  an  interest  rate on the  Bonds  set  under  Section
2.2(a)(4).

     "Fixed Rate Period" is defined in Section 2.2(a)(4).

     "Government Certificates" mean certificates representing ownership of either United States Treasury bond principal at maturity or coupons for accrued periods of interest, which bonds or coupons are held by a bank or trust company, organized and existing under the laws of the United States of America or any of its states acceptable to the Trustee or the Paying Agent, in the capacity of custodian independent of the seller of the certificates.

     "Government Obligations" mean bonds, notes and other direct obligations of the United States of America and securities unconditionally guaranteed as to the timely payment of principal and interest by the United States of America.

     "Gross-Up Letter of Credit" is defined in Section 5.1(b).

     "Indenture" means this Indenture of Trust, as it may be amended or supplemented from time to time in accordance with its terms.

     "Indexing Agent" means the indexing agent appointed by the Issuer pursuant to Section 9.11 and its successor under this Indenture.

     "Initial Fixed Rate" is defined in Section 2.2.

     "Initial Fixed Rate Period" means the period commencing on September 24, 2003, and ending on the earlier of (i) the date the Bonds are redeemed or purchased in lieu of redemption pursuant to the provisions of the paragraph captioned "Optional Redemption at a Premium During Initial Fixed Rate Period and Fixed Rate Period" in Section 8 of the Bonds or (ii) April 1, 2033.

     "Interest Payment Date" is defined in the Bonds.

     "Interest Period" is defined in the Bonds.

     "Lease" means the lease among the Issuer and the predecessors to the Partners, dated as of October 15, 1982, as amended and supplemented, and as it may further be amended and supplemented from time to time in accordance with its terms.

     "Letter of Credit" means a letter of credit or other credit facility satisfying the requirements of Article V.

     "Letter of Representation" means the letter, dated December 8, 1992, from the Issuer to DTC with respect to the Bonds, as amended and supplemented from time to time.

     "Loan Agreement" means the Loan Agreement, dated as of the date of this Indenture, between the Issuer and the Company, as it may be amended or supplemented from time to time in accordance with its terms.

     "Monthly Rate Evaluation Date" means the fifth day of each month while the Bonds bear interest at a Short Term Rate unless such day is not a Business Day, in which case the Monthly Rate Evaluation Date will be the following Business Day.

     "1992 Bonds" means the Issuer's Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project) Series 1992.

     "1992 Indenture" means the Indenture of Trust between the Issuer and the 1992 Trustee, dated November 15, 1992, with respect to the 1992 Bonds.

     "1992 Trustee" means SunTrust Bank (formerly Crestar Bank), or its successor, as trustee under the 1992 Indenture.

     "Opinion of Counsel" means a written opinion of counsel acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Issuer, the Trustee or the Company.

     "Opinion of Tax Counsel" means an Opinion of Counsel by counsel experienced in matters relating to the tax exemption of interest on obligations issued by states and their political subdivisions.

     The term "outstanding" when used with reference to Bonds, or "Bonds outstanding" means all Bonds which have been authenticated and delivered by the Paying Agent under this Indenture, except the following:

        (a) Bonds cancelled or purchased for cancellation or delivered to the Trustee or the Paying Agent for cancellation.

        (b) Bonds that have become due (at maturity or on redemption, acceleration or otherwise) and for the payment, including interest accrued to the due date, of which sufficient moneys are held by the Trustee or the Paying Agent.

        (c) Bonds deemed paid by Section 7.1.

        (d) Bonds in  lieu of which others have been authenticated under Section
2.6 (relating to registration and exchange of Bonds) or 2.7 (relating to mutilated, lost, stolen, destroyed or undelivered Bonds).

     Bonds purchased by the Company pursuant to puts or in lieu of redemption under Article III will continue to be outstanding until the Company directs the Paying Agent to cancel them. Bonds purchased in lieu of redemption and not delivered to the Paying Agent for payment are not outstanding, but there will be outstanding Bonds authenticated and delivered in lieu of such undelivered Bonds as provided in the second paragraph of Section 2.7.

     "Parent Company" means The Brink's Company, a Virginia corporation, the indirect owner of all of the issued and outstanding capital stock of Pittston Terminal or, after another person, corporation or entity has assumed and agreed to perform all of the obligations of The Brink's Company under the Parent Company Guaranty and The Brink's Company has been released from its obligations thereunder in accordance with Section 5.4, such other person, corporation or entity.

     "Parent Company Guaranty" means the Parent Company Guaranty Agreement, dated as of the date of this Indenture, from the Parent Company to the Trustee.

     "Partners" mean Alpha Terminal Company, LLC, Ashland Terminal, Inc., Coal-Mac, Inc., James River Coal Terminal Company, Peabody Terminals, Inc., Dominion Energy Terminal Company, Inc. and the successors in interest of each of them.

     "Paying Agent" means any paying agent for the Bonds appointed by the Trustee pursuant to Section 9.15 and its successor under this Indenture. The Paying Agent will also be the bond registrar and authenticating agent. If no Paying Agent has been appointed, the Trustee will be the Paying Agent.

     "Pittston Terminal" means Pittston Coal Terminal Corporation.

     "Pledge Agreement" means, if a Letter of Credit is in effect, any agreement entered into among the Company, the Paying Agent, and the Bank, as it may be amended or supplemented from time to time in accordance with its terms, and any other agreement of similar purport and intent among such parties, providing for the pledge to the Bank of Bonds purchased by a drawing under a Letter of Credit and held by the Paying Agent.

     The term "principal" when used with reference to any Bonds includes any premium payable on those Bonds, except that when used with reference to payments of principal from drawings under a Letter of Credit that does not provide coverage for redemption premium, "principal" does not include such premium.

     "Project"  means  the  facilities  described  in  Exhibit  A  to  the  Loan
Agreement.

     The term "put" is defined in the Bonds.

     "Rating Agency" means Moody's Investors Service, Inc. or Standard & Poor's Corporation and their successors and assigns. If either such corporation ceases to act as a securities rating agency, the Company may, with the approval of the Trustee, the Remarketing Agent, if any, and, if a Letter of Credit is in effect, the Bank, appoint any nationally recognized securities rating agency as a replacement.

     "Record Date" is defined in the Bonds.

     "Reimbursement Obligations" mean, if a Letter of Credit is in effect, all obligations of the Company to the Bank under the reimbursement agreement among the Company, the Bank and any other parties pursuant to which the Letter of Credit is issued.

     "Remarketing Agent" means any remarketing agent for the Bonds appointed by the Issuer with the consent of the Company pursuant to Section 9.9 and its successor under this Indenture.

     "Responsible Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Revenues" mean all moneys held by the Trustee under this Indenture for the benefit of the Bondholders.

     "Short Term Rate" means a Daily, Variable or Commercial Paper Rate.

     "Throughput Agreement" means the Amended and Restated Throughput and Handling Agreement, dated as of July 1, 1987, among the Company, the Partners and Pittston Terminal, as amended and supplemented, and as it may further be amended and supplemented from time to time in accordance with its terms.

     "Trustee" means (i) the entity identified as such in the heading of this Indenture and its successor under this Indenture and (ii) when applicable to the functions of drawings under any Letter of Credit as provided in the Letter of Credit, authentication, registration, paying agency and custodian of funds, includes the Paying Agent, authenticating agent and registrar.

     "Unassigned Rights" means the rights of the Issuer under Section 5.2 (relating to fees and expenses), Section 7.2 (relating to indemnification), and
Section 9.3 (relating to expenses of collection) of the Loan Agreement and under
Section 2 of the Parent Company Guaranty (relating to its right to recover expenses of enforcement).

     "Variable Rate" means an interest rate on the Bonds set under Section 2.2(a)(2).

     Section 1.2 Rules of Construction.  Unless the context otherwise  requires:

          (a) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles,

          (b) references to Articles and Sections are to the Articles and Sections of this Indenture unless otherwise specifically indicated, and

          (c) all meanings are equally applicable to both the singular and plural form of the defined terms.

                                   ARTICLE II
                                    THE BONDS

     Section 2.1 Issuance of Bonds; Form; Dating. The Bonds will be designated "Peninsula Ports Authority of Virginia, Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project - Brink's Issue) Series 2003." The total principal amount of Bonds that may be issued and outstanding may not exceed $43,160,000, except as provided in Section 2.7 with respect to replacement of mutilated, lost, stolen, destroyed or undelivered Bonds. The Bonds will be substantially in the form of Exhibit A to this Indenture, in the denominations provided for in the Bonds. The Bonds may have notations, legends or endorsements by law or usage.

     All Bonds will be dated the date of their delivery and will mature, subject to prior redemption, on April 1, 2033. Bonds issued in exchange for Bonds surrendered for transfer or exchange or in place of mutilated, lost, stolen, destroyed or undelivered Bonds will bear interest from the last date to which interest has been paid on the Bonds being transferred, exchanged or replaced or, if no interest has been paid, from the date of their delivery. For purposes of this paragraph, while Bonds bear interest at the Daily Rate or the Bank Rate, interest which is paid on the fifth Business Day of a month is deemed to be paid on the first day of that month. Bonds will be numbered as determined by the Paying Agent.

     Upon the execution and delivery of this Indenture, the Issuer will execute the Bonds and deliver them to the Paying Agent and the Paying Agent will authenticate the Bonds and deliver them to the purchaser or purchasers as directed by the Issuer.

     Section 2.2 Interest on the Bonds. Interest on the Bonds will be payable as provided in the Bonds and in this Section. During the Initial Fixed Rate Period, interest on the Bonds will be payable at 6.0% per annum (the "Initial Fixed Rate"), the Interest Payment Dates will be each April 1 and October 1, commencing April 1, 2004, and the Record Dates will be March 15 and September 15, respectively. While there exists an Event of Default under the Indenture, the interest rate on the Bonds will be the rate on the Bonds on the day before the Event of Default occurred, except that if interest on the Bonds was then payable at a Commercial Paper Rate, the default rate will be the highest Commercial Paper Rate then in effect for any Bond. The interest rate determination method may be changed by the Company, the Remarketing Agent or as described in subsection (b)(4) below. The methods of determining the various interest rates (other than the Initial Fixed Rate) are as provided in the following subsection (a).

     (a) Interest Rate Determination Methods.

          (1) Daily Rate. When interest on the Bonds is payable at a Daily Rate, the Remarketing Agent will set a Daily Rate on each Business Day. Each Daily Rate will be the minimum rate necessary (as determined by the Remarketing Agent) for the Remarketing Agent to sell the Bonds on the day the rate is set at their principal amount plus accrued interest. The Daily Rate for any non-Business Day will be the rate for the last day on which a rate was set or, if the commencement of a period during which the Bonds bear interest at a Daily Rate is a non-Business Day, the rate for such Day will be the rate established on the first Business Day after the date of such commencement.

          If for any reason the Remarketing Agent does not set a Daily Rate on any Business Day or a court holds that the rate set for any day is invalid or unenforceable, the Daily Rate for that day will be the average of 30-day yield evaluations at par of securities (whether or not actually issued), the interest on which is excluded from gross income for federal income tax purposes, of issuers of commercial paper rated by a Rating Agency in its highest commercial paper rating category. Initially, that rate will be the earliest rate published each day by Munifacts Wire System, Inc. The Issuer will, at the request of the Company, designate a replacement publisher to the Trustee and the Remarketing Agent. If Munifacts Wire System, Inc. or such replacement publisher does not publish such a commercial paper rate on a day on which a Daily Rate is to be set, the Remarketing Agent will set the Daily Rate at 50% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced on such day by the Federal Reserve Bank of New York, converted to a coupon-equivalent rate. Upon delivery to the Trustee of an Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel that such action is not prohibited by the Act, the laws of the Commonwealth or this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, the Issuer may designate a new method of setting the Daily Rate in the event any of the above-described methods is unavailable or unrealistic in the market place.

          (2) Variable Rate. The Remarketing Agent will set a Variable Rate on the last Business Day before the commencement of a period during which the Bonds bear interest at a Variable Rate and each Tuesday thereafter while interest on the Bonds is to be payable at a Variable Rate or, if any Tuesday is not a Business Day, on the next succeeding Business Day. Each Variable Rate will be the minimum rate necessary (as determined by the Remarketing Agent) for the Remarketing Agent to sell the Bonds on the date the rate is set at their principal amount plus accrued interest.

          If for any reason the Remarketing Agent does not set a Variable Rate or a court holds that any rate set is invalid or unenforceable, the Variable Rate for that period will be the average of 30-day yield evaluations at par of securities (whether or not actually issued), the interest on which is excluded from gross income for federal income tax purposes, of at least 20 component issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent as of the day on which the Remarketing Agent was to have set the Variable Rate. When the Bonds are rated by a Rating Agency in either of its two highest long-term debt rating categories, each component issuer must (i) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (ii) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in either of its two highest long-term debt rating categories. If the Bonds are rated by both Rating Agencies in a rating category that is lower than its two highest long-term debt rating categories, each component issuer must (x) have outstanding securities rated by one Rating Agency in its note or commercial paper rating category correlative, in the Indexing Agent's judgment, to the long-term debt rating category of the Bonds or (y) have outstanding securities rated by one Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the component issuers from time to time in its discretion, subject to the foregoing requirements. If the Bonds are not rated by a Rating Agency or the Indexing Agent does not compute the average mentioned above, the Remarketing Agent will set the Variable Rate at 55% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the day on which the Remarketing Agent was to have set the Variable Rate. Upon delivery to the Trustee of an Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel that such action is not prohibited by the Act, the laws of the Commonwealth or this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, the Issuer may designate a new method of setting the Variable Rate in the event any of the above-described methods is unavailable or unrealistic in the market place.

               (3) Commercial Paper Rate.

                    (i) Determination of Commercial Paper Rate. The Commercial Paper Rate for each Bond will be determined by the Remarketing Agent on the first Business Day of each Commercial Paper Rate Period applicable to such Bond. Each Commercial Paper Rate will be the minimum rate necessary (as determined by the Remarketing Agent) for the Remarketing Agent to sell such Bond on such date at its principal amount plus accrued interest.

                    If for any  reason  the  Remarketing  Agent  does  not set a
               Commercial Paper Rate for any Bond for any Commercial Paper Rate Period or a court holds that the rate set for such Commercial Paper Rate Period is invalid or unenforceable, the Commercial Paper Rate for such Bond for such period will be the earliest 30-day, 60-day or 90-day tax-exempt commercial paper rate published each day by Munifacts Wire System, Inc. (or its replacement as provided in Section 2.2(a)(1)), and representing, as of the date of determination, the average of 30-day (if such Commercial Paper Rate Period is from one to 30 days in length), 60-day (if such Commercial Paper Rate Period is from 31 to 60 days in length), or 90-day (if such Commercial Paper Rate Period is from 61 to 180 days in length), as the case may be, yield evaluations at par of securities (whether or not actually issued), the interest on which is excluded from gross income for federal income tax purposes, of issuers of commercial paper rated by a Rating Agency in its highest commercial paper rating category. If Munifacts Wire System, Inc. (or its replacement) does not publish a 30-day, 60-day or 90-day tax-exempt commercial paper rate, as the case may be, on the day on which a Commercial Paper Rate is to be set, the Commercial Paper Rate of such Bond for such period will be the applicable percentage of the interest rate (the "Commercial Paper Base Rate") for 30-day, 60-day, or 90-day, as the case may be, taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the first Business Day of such Commercial Paper Rate Period as determined on the basis of the table set forth below.

                          Term of Next                 Applicable Percentage
                     Succeeding Commercial               Commercial Paper
                       Paper Rate Period                    Base Rate
                     ---------------------             ---------------------

                           1-30 days                            50%
                           31-60 days                           52%
                          61-180 days                           54%

                    Upon delivery to the Trustee of an Opinion of Tax Counsel or
               Opinions of Counsel and Tax Counsel that such action is not prohibited by the Act, the laws of the Commonwealth or this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, the Issuer may designate a new method of setting the Commercial Paper Rate in the event any of the above-described methods is unavailable or unrealistic in the market place.

                    (ii) Determination of Commercial Paper Rate Periods by Remarketing Agent. Except as otherwise provided in the next paragraph, while the Bonds bear interest at a Commercial Paper Rate, the length of each Commercial Paper Rate Period (which may be from one to 180 days) for each Bond will be determined on the first Business Day of such Commercial Paper Rate Period by the Remarketing Agent based upon the Remarketing Agent's judgment that such length will be beneficial to the market for, or the relative yield of, such Bond based upon the factors set forth in
               Section 2.2(b)(2).

                    (iii) Determination of Commercial Paper Rate Periods by Company. While the Bonds bear interest at a Commercial Paper Rate as a result of the Company's direction pursuant to Section 2.2(b)(1), the Commercial Paper Rate Period for each Bond will be determined on the first Business Day of such Commercial Paper Rate Period by the Company pursuant to Section 2.2(b)(1) unless the Company's direction requires the Remarketing Agent to make such determinations, in which event the Remarketing Agent will make such determinations as described in the preceding paragraph. The Company will give notice to the Remarketing Agent on the date of the determination of the length of any Commercial Paper Rate Period determined by the Company.

                    (iv) Limitations. Notwithstanding the foregoing:


                         (A) if a Letter of Credit is in effect,  no  Commercial
                    Paper Rate Period will be established unless the Letter of Credit terminates no earlier than 15 days after the last day of such Commercial Paper Rate Period;

                         (B) if the Remarketing Agent or the Company has previously determined that the Bonds are to bear interest at a rate other than the Commercial Paper Rate effective as of a future date, no new Commercial Paper Rate Period will be established unless the last day of such Commercial Paper Rate Period occurs on or before the effective date of the change to such other rate;

                         (C) no Commercial  Paper Rate Period may be established
                    after the making of a determination requiring mandatory redemption of all Bonds because of a determination of taxability; and

                         (D) if neither the Company  nor the  Remarketing  Agent
                    sets the length of a Commercial Paper Rate Period for any Bond when it is required to do so, a new Commercial Paper Rate Period lasting 30 days (or until the earlier stated maturity of the Bonds) will follow.

                         (v) Payment of Interest.  When the Bonds bear  interest
                    at a Commercial Paper Rate, interest will accrue from and including the first day of the applicable Commercial Paper Rate Period to, but excluding, the last day of such period and will be payable on the last day of such period.

                    (4) Fixed Rate. The Remarketing  Agent will set a Fixed Rate on a date (the "Determination Date") no fewer than 7 nor more than 15 Business Days before the beginning of any period (the "Fixed Rate Period") in which interest on the Bonds will be payable at a Fixed Rate other than the Initial Fixed Rate. Each Fixed Rate will be the minimum rate necessary (as determined by the Remarketing Agent) for the Remarketing Agent to sell the Bonds on the Determination Date at their principal amount plus accrued interest.

                    If for any reason the Remarketing Agent does not set a Fixed
               Rate for a Fixed Rate Period or a court holds that the rate set for a Fixed Rate Period is invalid or unenforceable, the Bonds will bear interest at the Daily Rate. Upon delivery to the Trustee of an Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel that such action is not prohibited by the Act, the laws of the Commonwealth or this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, the Issuer may designate a new method of setting the Fixed Rate in the event any of the above-described methods is unavailable or unrealistic in the market place.

                    (5) Bank Rate.  On the  redemption  date of Bonds called for redemption as described in the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds, all Bonds called for such redemption which are purchased by the Company in lieu of such redemption will commence bearing interest as described in this paragraph. If there are Bonds which have not been so called, and such Bonds bear interest at a Daily Rate, the Bank Rate will be the same rate as the Daily Rate. If all bonds have been so called or if the Bonds which have not been called bear interest at a rate other than a Daily Rate, the Remarketing Agent will set a Bank Rate for such Bonds on the redemption date and on every other day on which the Daily Rate is (or would have been) set, which will be the minimum rate necessary (as determined by the Remarketing Agent) for the Remarketing Agent to sell tax-exempt securities described below on the day the rate is set at their principal amount plus accrued interest. Such tax-exempt securities will be (i) issued in a series with a single CUSIP number in a minimum aggregate original principal amount of $25,000,000; (ii) rated at least "AA" (or its equivalent) by either Moody's Investors Services, Inc. or Standard & Poor's Corporation; (iii) issued by an issuer which is a state or the District of Columbia or any of their agencies, authorities or municipal subdivisions; (iv) bonds the interest on which is not includable as a preference item in computing the alternative minimum tax under the Code; and (v) supported by a bank letter of credit. If for any reason the Remarketing Agent does not set a Bank Rate or a court holds a Bank Rate which is set to be invalid or unenforceable, the Bank Rate will be the rate described in the second paragraph of Section 2.2(a)(1). The Interest Periods, Interest Payment Dates and Record Dates for Bonds bearing interest at the Bank Rate will be the same as described in this Indenture for Bonds bearing interest at the Daily Rate. The Bank Rate for any non-Business Day will be the rate for the last day on which a rate was set. If the redemption date is a non-Business Day, the Bank Rate will be the rate established on the first Business Day after such redemption date.

                    (b) Change in Interest Rate Determination Method.

                        (1) Change  Directed  by  th e Company.  The Company may
               change the method of determining the interest rate on the Bonds by notifying the Issuer, the Trustee, the Paying Agent, the Indexing Agent (if appropriate), the Remarketing Agent and, if a Letter of Credit is in effect, the Bank at least 20 days before the proposed effective date of such change. Such notice must contain (i) the effective date of the change, (ii) the proposed interest rate determination method, (iii) if the change is to a Short Term Rate, the first Monthly Rate Evaluation Date, if any, upon which the Remarketing Agent is to make the determinations required pursuant to subsection (2) below, (iv) if the change is to a Commercial Paper Rate, whether the length of the Commercial Paper Rate Periods will be set by the Company or the Remarketing Agent, and (v) if the change is to a Fixed Rate, the end of the Fixed Rate Period (which must be on the last day of any May or November at least six months after the effective date). The notice must be accompanied by an Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel stating that the change is not prohibited by the Act, the laws of the Commonwealth or this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. If the Company's notice complies with this paragraph, the interest rate on the Bonds will be payable at the new rate on the effective date specified in the notice until there is another change as provided in this Section.

                    The  Company,   upon  delivering  the  opinions  of  counsel
               referred to in the preceding paragraph, may (i) require the Remarketing Agent to make the determinations on each Monthly Rate Evaluation Date pursuant to subsection (2) below or to cease to make such determinations for a specific or an indefinite period of time, (ii) while the Bonds bear interest at a Commercial Paper Rate, require the Remarketing Agent to set the length of each Commercial Paper Rate Period pursuant to Section 2.2(a)(3)(ii) or to cease to do so for a specific or an indefinite period of time, or (iii) override a determination made by the Remarketing Agent pursuant to subsection (2) below provided that notice of redemption pursuant to Section 2.2(c) has not yet been given.

                    If the Company  wishes to have one Fixed Rate Period  follow another, it may do so by following the same procedure as for a change in the interest rate determination method provided for in the foregoing paragraphs.

                    If, 30 days before the end of the Initial  Fixed Rate Period or a Fixed Rate Period, the Company has not provided for the next interest rate period, a new Fixed Rate Period lasting six months will follow. When one Fixed Rate Period follows another, all provisions of this Indenture applying to a change in the interest rate determination method will apply, except the redemption described in the paragraph captioned "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" in Section 8 of the Bonds.

                    (2)  Change  Directed  by  the  Remarketing  Agent.   Unless
               directed not to do so pursuant to subsection (1) above, the Remarketing Agent will consider on each Monthly Rate Evaluation Date whether the method of determining the interest rate on the Bonds should be changed to a different type of Short Term Rate because in the Remarketing Agent's judgment, conversion to a different Short Term Rate will be beneficial to the market for, or the relative yield of, the Bonds. If a change is to be made, the Remarketing Agent will promptly give the notices and take or cause to be taken the other actions, mutatis mutandis, that would be required for the Company to change the method of determining the interest rate pursuant to subsection (1) above. For purposes of this subsection (2), the Remarketing Agent's determination that a different Short Term Rate will be "beneficial to the market for, or relative yield of, the Bonds" will be based upon
               (i) the performance of the Bonds, measured by market supply and demand and yield, relative to other securities which bear interest at the current rate or the other Short Term Rates or which, in the judgment of the Remarketing Agent, are otherwise comparable to the Bonds, or (ii) any fact or circumstance relating to the Bonds or affecting the market for the Bonds or affecting such other comparable securities in a manner which, in the judgment of the Remarketing Agent, will affect the market for the Bonds, which in any event leads the Remarketing Agent to conclude that the Bonds should bear interest at the Short Term Rate specified in such notice. As used in this subsection (2), "beneficial" means beneficial to the Company and the Issuer. The Remarketing Agent may use or not use any inputs and resources it deems appropriate, which may but need not include conversations with the Issuer or the Company, and will make its decision based solely upon its judgment. On the effective date specified in such notice, unless a different determination has been made by the Remarketing Agent on an intervening Monthly Rate Evaluation Date or by the Company pursuant to subsection (1) above, the Bonds will bear interest at the Short Term Rate specified in such notice.

                    The   Remarketing   Agent  will  not  have  any  obligation,
               responsibility or liability of any kind to the Bondholders, the Issuer, the Company, the Bank or to any other person with respect to any determination that the Bonds will or will not bear interest at the current or any other Short Term Rate, including but not limited to, any omission by the Remarketing Agent to consider any facts or circumstances or any resources or inputs, it being the intent of this Indenture that the Remarketing Agent may, in its unrestricted judgment, choose to consider no inputs or resources other than its own expertise.

                    (3) Limitations. Any change in the method of determining interest on the Bonds pursuant to either subsection (1) or subsection (2) above must comply with the following:

                         (i) if the Initial Fixed Rate is in effect, the effective date of any change cannot be before the end of the Initial Fixed Rate Period,

                         (ii) if a Fixed Rate is then in effect,  the  effective
                    date of any change cannot be before the earlier of (A) the date the Bonds are redeemed pursuant to the provisions of the paragraph captioned "Optional Redemption at a Premium During Initial Fixed Rate Period and Fixed Rate Period" in
                    Section 8 of the Bonds, or (B) the end of the Fixed Rate Period,

                         (iii) if a Commercial Paper Rate is then in effect, the
                    effective date of any change must be the last day of the Commercial Paper Rate Period of all Bonds,

                         (iv) the effective date of all changes must be the first day of a month,

                         (v) if the change is to a Variable Rate and there is no
                    Indexing Agent, an Indexing Agent must be appointed and have accepted such appointment in a manner satisfactory to the Trustee before the giving of notice of redemption pursuant to subsection (c) below,

                         (vi) if the change is to a Short Term Rate and there is
                    no Remarketing Agent and Paying Agent, a Remarketing Agent and Paying Agent must be appointed and have accepted such appointment in a manner satisfactory to the Trustee before giving the notice of redemption pursuant to subsection (c) below, and

                         (vii) after a determination is made requiring mandatory
                    redemption of all Bonds because of a determination of taxability, no change in the method of determining interest on the Bonds may be made.

                    (4) Change  Directed by the Bank.  The method of determining the interest rate on all Bonds called for redemption under the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds which are purchased by the Company in lieu of such redemption will be changed to the Bank Rate automatically on the redemption date. Upon written notice from the Bank to the Paying Agent that the amount available to be drawn on the Letter of Credit has been reinstated to an amount necessary to secure any such Bonds in accordance with Article V, the method of determining the interest rate on such Bonds bearing interest at the Bank Rate will thereafter be the same as the method in effect for all other Outstanding Bonds (or the method used before the Bank Rate, if no other Bonds are then
               Outstanding), unless the Company or the Remarketing Agent has elected to change the interest rate determination method pursuant to Section 2.2(b)(1) or Section 2.2(b)(2), as the case may be.

     (c) Notice to Bondholders of Change in Interest Rate Determination Method. When a change in the interest rate determination method is to be made, the Trustee will prepare, and the Paying Agent will mail, notice to the affected Bondholders by first class mail at least 15 but not more than 60 days before the effective date of the change. The notice will be accompanied by the Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel required by Section 2.2(b)(1) and (b)(2) if the change is being made pursuant to such subsections. The notice will state:

                    (1) that the  interest  rate  determination  method  will be changed and what the new method will be,

                    (2) the effective date of the new method,

                    (3) a description of the new method and the maximum interest rate, that the Remarketing Agent will provide each new rate (and Commercial Paper Rate Period when applicable) upon request and describing how to make such request,

                    (4) the Interest  Payment  Dates and Record Dates in the new
               period,

                    (5) if there is a Letter of Credit  in  effect,  information relating to it, including a statement describing the periods during which the Letter of Credit will provide coverage and the amount of such coverage,

                    (6) whether the bondholders  have a right to put their Bonds during the new period and, if they do, the procedures to follow,

                    (7) that a mandatory redemption will result on the effective date of the change as provided in the Bonds, and all the information required by this Indenture to be included in a notice of redemption set forth in Section 3.4, and

                    (8) that the change will not be implemented if any necessary
               Opinion of Tax Counsel or Opinion of Counsel has been  rescinded.

                    In  addition,  if the change is to a Fixed Rate,  the notice will state:

                    (1) the end of the Fixed Rate Period,

                    (2) that the Paying Agent will provide a notice (prepared by
               Trustee) of the new Fixed Rate upon request and describing how to make such request,

                    (3) if  applicable,  any ratings  assigned  the Bonds by the
               Rating Agencies effective on the change, and, if a Letter of Credit is in effect, that the Letter of Credit is expiring and that the existing rating is being reduced or withdrawn, as the case may be,

                    (4) that during the Fixed Rate Period there will be no right to put the Bonds,

                    (5) the redemption provisions to which the Bonds are subject during the Fixed Rate Period, and

                    (6) that during the Fixed Rate Period Bonds may be issued in denominations of $5,000 or integral multiples of $5,000.

                    In addition,  if the change is to a  Commercial  Paper Rate, the notice will state:

                    (1) during the Commercial Paper Rate Period there will be no right to put the Bonds,

                    (2) that on the last day of each Commercial Paper Rate Period the Bonds will be redeemed unless purchased by the Company in lieu of redemption, and

                    (3) that no notice of any such  redemption  will be given to the Bondholder.

                    Notice of a change from a Bank Rate need not be given if all
               Bonds affected by the change are held by the Bank.

     (d) Calculation of Interest. The Paying Agent will compute the amount of interest payable on the Bonds from the rates supplied to the Paying Agent by the person setting them. The person setting the rates and, if applicable, the length of the Commercial Paper Rate Periods, will notify the Paying Agent and the Company, in writing or by telephone promptly confirmed in writing by 4:00 p.m., New York City time:

                    (1) on the  first  Business  Day  after  a  month  in  which interest on the Bonds is payable at a Daily Rate or a Bank Rate, of the Daily Rate or the Bank Rate, as the case may be, for each day in such month,

                    (2) at the request of the Paying Agent,  (A) on the date the
               Bank gives notice of redemption pursuant to the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in
               Section 8 of the Bonds and on such redemption date, of the interest rate for each day of the interest period to and including each such date; and (B) on the effective date of a change from a Bank Rate, the Bank Rate for each day of the interest period to such effective date,

                    (3) on the last Tuesday in each month (or if such Tuesday is not a Business Day, on the next Business Day) in which a Variable Rate was set in such month, of the Variable Rate for each week of such month for which a Variable Rate was set,

                    (4) on the first Business Day of each Commercial  Paper Rate
               Period, of the length thereof and the Commercial Paper Rate, and

                    (5) on the first Business Day after a Determination Date, of the Fixed Rate set on that Determination Date.

     Using the rates supplied by this notice, the Paying Agent will calculate the interest payable on the Bonds. The Remarketing Agent or the Indexing Agent, if the Indexing Agent sets a rate, will inform the Paying Agent, the Trustee, the Company and, if a Letter of Credit is in effect, the Bank orally, at the oral request of any of them, of any interest rate set by the Remarketing Agent or the Indexing Agent. The Paying Agent will confirm the effective interest rate by telephone or in writing to any Bondholder who requests it in any manner.

     The calculation of interest payable on the Bonds as provided in this Indenture, absent manifest error, and the setting of the rate of interest payable on the Bonds as provided in this Indenture, will be conclusive and binding on all parties.

     (e) Change in Rate Determination Method-Opinion of Counsel. Notwithstanding any provision of this Section 2.2, no change will be made in the interest rate determination method pursuant to Section 2.2(b)(1) or (b)(2) if the Trustee or the Paying Agent has received written notice before such change that any Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel required under Section 2.2(b)(1) and (b)(2) has been rescinded. If the Paying Agent has sent any notice to the Bondholders regarding a change in rate under Section 2.2(c) then in the event of such rescission of an opinion, the Trustee will promptly prepare, and the paying Agent will promptly mail, notice to all Bondholders of such rescission.

     Section 2.3 Book-Entry Provisions.

     (a) The Bonds will be issued in fully registered form and registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), and immobilized in the custody of DTC. One fully registered Bond for the original principal amount of each maturity will be registered to Cede & Co. Beneficial owners of the Bonds will not receive physical delivery of Bonds. Individual purchases of Bonds may be made in book-entry form only in authorized denominations. Payments of the principal of and premium, if any, and interest on the Bonds will be made to DTC or its nominee as registered owner of the Bonds on the applicable payment date.

     DTC is responsible for the transfer of payments of the principal of and premium, if any, and interest on the Bonds to the participants of DTC, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations (the "Participants"). Transfer of the payments of the principal of and premium, if any, and interest on the Bonds to beneficial owners of the Bonds is the responsibility of the Participants and other nominees of the beneficial owners.

     Transfer of ownership interest in the Bonds will be made by DTC and its Participants, acting as nominees of the beneficial owners of the Bonds, in accordance with rules specified by DTC and its Participants. The Issuer, the Trustee and the Paying Agent make no assurances that DTC, its Participants or other nominees of the beneficial owners of the Bonds will act in accordance with those rules or on a timely basis. For every transfer and exchange of beneficial ownership interest in the Bonds, the beneficial owner may be charged sums sufficient to cover any tax, fee or other governmental charge that may be imposed in relation to it.

     THE ISSUER, THE TRUSTEE, THE PAYING AGENT, THE COMPANY, THE PARTNERS, PITTSTON TERMINAL AND THE PARENT COMPANY DISCLAIM ANY RESPONSIBILITY OR OBLIGATION TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (i) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (ii) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF AND PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (iii) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO BONDHOLDERS; (iv) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (v) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS BONDHOLDER.

     So long as Cede & Co., as nominee of DTC, is the sole Bondholder, references in this Indenture to the Bondholders means Cede & Co. and does not mean the beneficial owners of the Bonds. Any notice to or consent requested of Bondholders under this Indenture will be given to or requested of Cede & Co. Notwithstanding Section 2.9 of this Indenture, the Bonds may be issued in typewritten form so long as Cede & Co., or its successor, is the registered owner of the Bonds, as nominee of DTC.

     (b) Replacement Bonds (the "Replacement Bonds") will be registered in the name of and issued directly to beneficial owners of Bonds rather than to DTC, or its nominee, but only if:

                    (1) DTC  determines  not to  continue  to act as  securities depository for the Bonds and notifies the Issuer of such determination in writing; or

                    (2) The Trustee or the Issuer has advised DTC of the Trustee's or Issuer's determination that DTC is incapable of discharging its duties or that it is in the best interests of the beneficial owners of the Bonds not to continue the book-entry system of transfer.

     Upon occurrence of the events described in subsections (1) or (2) above (and the Trustee and the Issuer undertake no obligation to make any investigation regarding the matters described in subsection (2)), the Issuer may attempt to locate another qualified securities depository. If the Issuer fails to locate another qualified securities depository to replace DTC, the Issuer will execute and the Trustee will authenticate and deliver to the Participants the appropriate Replacement Bonds (substantially in the form set forth in Exhibit A to this Indenture with appropriate variations, omissions, and insertions as are permitted by this Indenture) to which the Participants are entitled for delivery to the beneficial owners of the Bonds. The Trustee and the Issuer are entitled to rely on the records provided by DTC as to the
Participants entitled to receive Replacement Bonds. The holders of the Replacement Bonds will be entitled to the lien and benefits of this Indenture.

     Section 2.4 Execution and Authentication. The Bonds will be signed on behalf of the Issuer with the manual or facsimile signature of its Chairman or Vice Chairman and attested by the manual or facsimile signature of its Secretary-Treasurer or Assistant Secretary-Treasurer, and the seal of the Issuer will be impressed or imprinted on the Bonds by facsimile or otherwise. If an officer of the Issuer whose signature is on a Bond no longer holds that office at the time the Trustee authenticates the Bond, the Bond will nevertheless be valid. Also, if a person signing a Bond is the proper officer on the actual date of execution, the Bond will be valid even if that person is not the proper officer on the nominal date of action.

     A Bond will not be valid for any purpose under this Indenture until the Trustee or the Paying Agent manually signs the certificate of authentication on the Bond. Such signature will be conclusive evidence that the Bond has been authenticated under this Indenture.

     The Trustee may appoint a Paying Agent, and may remove the Paying Agent and appoint any other authenticating agent acceptable to the Company, to authenticate Bonds. An authenticating agent may authenticate Bonds whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent.

     Section 2.5 Bond Register. Bonds may be presented at the principal corporate trust office of the Paying Agent for registration, transfer and exchange, and Bonds may be presented at that office for payment. Bonds put by their holders must be delivered as specified in the Bonds. The Paying Agent will keep a register of Bonds and of their transfer and exchange.

     Section 2.6 Registration and Exchange of Bonds; Persons Treated as Owners. Bonds may be transferred only on the register maintained by the Paying Agent. Upon surrender for transfer of any Bond to the Paying Agent, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing, the Paying Agent will authenticate a new Bond or Bonds in an equal total principal amount and registered in the name of the transferee.

     Bonds may be exchanged for an equal total principal amount of Bonds of different denominations. The Paying Agent will authenticate and deliver Bonds that the Bondholder making the exchange is entitled to receive, bearing numbers not then outstanding.

     During the Initial Fixed Rate Period and any Fixed Rate Period, the Paying Agent will not be required to transfer or exchange any Bond during the period beginning 15 days before the mailing of notice calling the Bond or any portion of it for redemption and ending on the redemption date. However, after Bonds have been called for redemption pursuant to the paragraph captioned "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" in Section 8 of the Bonds, principal amounts of such called Bonds totaling $100,000 or more may be exchanged for Bonds in denominations of $100,000 or multiples of $5,000 in excess of $100,000 at any time up to the redemption date.

     The registered holder of a Bond is its absolute owner for all purposes, and payment of principal, interest or purchase price will be made only to or upon the written order of the holder or the holder's legal representative.

     The Paying Agent will require that any Bondholder requesting exchange or transfer pay any tax or other governmental charge required to be paid in respect of the exchange or transfer but will not impose any other charge.

     Section 2.7 Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Paying Agent will authenticate a new Bond of the same denomination if any mutilated Bond is first surrendered to the Paying Agent, and if, in the case of any lost, stolen or destroyed Bond, there is furnished to the Issuer, the Paying Agent, the Company and, if a Letter of Credit is in effect, the Bank, evidence of such loss, theft or destruction, together with an indemnity, satisfactory to them. If the Bond has matured, instead of issuing a duplicate Bond, the Paying Agent may with the consent of the Company pay the Bond without requiring surrender of the Bond and make such requirements as the Paying Agent deems appropriate for its protection, including a lost instrument bond. The Issuer, the Company and the Paying Agent may charge their reasonable fees and expenses in this connection.

     If a Bond is called for redemption and the Bond is purchased in lieu of redemption as provided in Article III and funds are deposited with the Paying Agent sufficient for the purchase, the Paying Agent, upon the request of the Company, will authenticate a new Bond in the same denomination registered as the Company may direct and deliver it to the Company or its order, whether or not the Bond called for redemption is ever delivered, but if the funds are obtained by a drawing on a Letter of Credit, the Paying Agent must comply with Section 3.8(a)(4). From and after the purchase date, interest on such Bond will cease to be payable to its prior holder, such holder will cease to be entitled to the benefits or security of this Indenture and will have recourse solely to the funds held by the Paying Agent for the purchase of such Bond, and the Paying Agent will not register any further transfer of such Bond by such prior holder.

     Section 2.8 Cancellation of Bonds. Whenever a Bond is delivered to the Paying Agent for cancellation (in accordance with the reimbursement agreement pursuant to which a Letter of Credit was issued or upon payment, redemption or otherwise), or for transfer, exchange or replacement pursuant to Section 2.6 or 2.7, the Paying Agent will promptly cancel the Bond and deliver such cancelled Bond to the Trustee. The Trustee will deliver such cancelled Bond to the Company.

     Section 2.9 Temporary Bonds. Until definitive Bonds are ready for delivery, the Issuer may execute and the Paying Agent will authenticate temporary bonds substantially in the form of the definitive Bonds, with appropriate variations. The Issuer will, without unreasonable delay, cause to be prepared and the Paying Agent will authenticate definitive Bonds in exchange for the temporary Bonds. Such exchange will be made by the Paying Agent without charge.

     Section 2.10 Special Notice by Paying Agent During Commercial Paper Rate Period; Schedule Attached. Upon each registration of transfer of a Bond bearing interest at a Commercial Paper Rate, the Paying Agent will give written notice to the transferee that (i) no notices of the length of any Commercial Paper Rate Period or the Commercial Paper Rate borne by the Bond during such period will be given to the owner of the Bond, but that such information may be obtained, upon request, from the Remarketing Agent and setting forth the manner that such information may be obtained, (ii) any Bond bearing interest at a Commercial Paper Rate will be called for redemption on its Interest Payment Date, and (iii) no additional notice of any such redemption will be given to the Bondholder.

     Upon each registration of transfer while the Bonds bear interest at a Commercial Paper Rate, or at any time the Paying Agent comes into possession of a Bond bearing interest at a Commercial Paper Rate, the Paying Agent will attach, to the extent not already attached, and will make the appropriate insertions in, the Schedule attached to the form of Bond in Exhibit A.

                                  ARTICLE III
                        REDEMPTION, PURCHASES IN LIEU OF
                           REDEMPTION AND REMARKETING

     Section 3.1 Notices to Trustee. If the Company wishes that any Bonds be redeemed pursuant to any optional redemption provision in the Bonds, the Company will notify the Trustee and the Paying Agent of the applicable provision, the redemption date, the principal amount of Bonds to be redeemed and other necessary particulars. The Company will give the notice at least 20 days before the redemption date. If a Letter of Credit is in effect and the Bank directs a mandatory redemption of the Bonds in part under the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds, the Bank will give notice to the Company, the Trustee and the Paying Agent of the principal amount of Bonds to be redeemed and other necessary particulars on a day which is at least eight Business Days before the redemption date.

     Section 3.2 Redemption Dates. The redemption date of Bonds to be redeemed pursuant to any optional redemption provision in the Bonds will be a date permitted by the Bonds and specified by the Company in the notice delivered pursuant to the preceding Section. The redemption date for mandatory redemptions will be as specified in the Bonds to be redeemed or determined by the Trustee consistently with the provisions of the Bonds.

     Section 3.3 Selection of Bonds to be Redeemed. Except as provided in the Bonds, if fewer than all the Bonds are to be redeemed, the Paying Agent will select the Bonds to be redeemed first, from any Bonds which have been purchased pursuant to puts in accordance with Section 7 of the Bonds and which are held by the Paying Agent in accordance with the Pledge Agreement; second, from any Bonds not held by the Paying Agent in accordance with the Pledge Agreement, in such manner as the Paying Agent in its discretion determines, and third, from any other Bonds held by the Paying Agent in accordance with the Pledge Agreement. The Paying Agent will make the selection from Bonds not previously called for redemption; provided that in selecting any Bonds called for redemption under the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in
Section 8 of the Bonds, the Paying Agent will make the selection first from Bonds then secured by the Letter of Credit; and, provided, further, during any period when Bonds are bearing interest at a Short Term Rate, no Bond will be selected by the Paying Agent for redemption if after the redemption the portion of the Bond which will remain outstanding will be less than $100,000. Provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption.

     Section 3.4 Notice of Redemption. The Trustee will prepare, and the Paying Agent will send, notice of each redemption as provided in the Bonds. The Paying Agent will at the same time send a copy of the notice to the Remarketing Agent, if any, and, if a Letter of Credit is in effect, to the Bank. No redemption notice will be given with respect to a redemption under the paragraph captioned "Mandatory Redemption on Each Interest Payment Date During Commercial Paper Rate Period" in Section 8 of the Bonds. The notice will identify the Bonds to be redeemed and will state (i) the redemption date (and, if the Bonds provide that accrued interest will not be paid on the redemption date, the date it will be paid), (ii) the redemption price, (iii) that the Bonds called for redemption must be surrendered to collect the redemption price, (iv) the address at which the Bonds must be surrendered, and (v) that interest on the Bonds called for redemption ceases to accrue on the redemption date.

     Failure to give any required notice of redemption as to any particular Bonds will not affect the validity of the call for redemption of any Bonds in respect of which no such failure has occurred. Any notice mailed as provided in the Bonds will be conclusively presumed to have been given whether or not actually received by any holder.

     If a Letter of Credit is in effect, the Trustee will prepare, and the Paying Agent will send, a notice of redemption under the paragraph captioned "Mandatory Redemption for Failure to Replace Letter of Credit" in Section 8 of the Bonds if the Paying Agent, as agent of the Trustee, has not received a new Letter of Credit satisfying the requirements of Article V by the 20th day before the end of the last Interest Period before the expiration or termination of the Letter of Credit.

     Section 3.5 Payment of Bonds Called for Redemption. Upon surrender to the Paying Agent, Bonds called for redemption will be paid or purchased in lieu of redemption as provided in this Article and in the Bonds at the redemption price stated in the notice, plus interest accrued to the redemption date, or at a purchase price equal to principal plus accrued interest to the purchase date, except that interest payable on Bonds bearing interest at a Daily Rate or the Bank Rate will be paid on the fifth Business Day following the redemption date. Bonds called for redemption and purchased pursuant to a put before the redemption date will not be redeemed but will be dealt with as provided below in this Article. If a Letter of Credit is in effect, Bonds held by the Bank in accordance with the Pledge Agreement which are called for redemption will be deemed paid upon reimbursement of the Bank for the drawing on the Letter of Credit, and upon such payment, the Bank will surrender such Bonds to the Paying Agent for cancellation.

     Section 3.6 Bonds Redeemed in Part. Upon surrender of a Bond redeemed or purchased in lieu of redemption in part, the Paying Agent will authenticate for the holder a new Bond or Bonds equal in principal amount to the unredeemed or unpurchased portion of the Bond surrendered.

     Section 3.7 Purchase of Bonds in Lieu of Redemption. The Trustee or the Paying Agent will purchase Bonds called for redemption pursuant to the paragraph captioned "Mandatory Redemption on Each Interest Payment Date During Commercial Paper Rate Period" in Section 8 of the Bonds unless otherwise instructed in writing by the Company, or unless this Indenture otherwise requires that they be redeemed and cancelled, before the redemption date. If a Letter of Credit is in effect, the Trustee or the Paying Agent will purchase Bonds called for redemption pursuant to the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds from the proceeds of a drawing on the Letter of Credit, unless this Indenture otherwise requires that they be redeemed and cancelled before the redemption date. When Bonds are called for redemption pursuant to the paragraphs captioned "Mandatory Redemption at Beginning of Fixed Rate Period," "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds," "Optional Redemption at a Premium During Initial Fixed Rate Period and Fixed Rate Period," or "Mandatory Redemption for Failure to Replace Letter of Credit" in Section 8 of the Bonds, and the Bonds provide that they will be redeemed or purchased by the Company, the Company may purchase some or all the Bonds called for redemption if it (or the Remarketing Agent) gives a notice to the Trustee, the Paying Agent and, if a Letter of Credit is in effect, the Bank by the day before the redemption date that it wishes to purchase the Bonds the principal amount of which is specified in the notice and, when a Letter of Credit is not in effect, furnishes the Trustee or the Paying Agent sufficient money in sufficient time for the Trustee to make the purchase on the redemption date. The Trustee or the Paying Agent will purchase the Bonds pursuant to this Section only as provided in Section 4.2.

     Section 3.8 Disposition of Purchased Bonds.

        (a) Bonds to be Remarketed. Bonds purchased pursuant to puts as provided in the Bonds or in lieu of redemption as provided in Section 3.7 will be offered for sale by the Remarketing Agent as provided in this Section except as follows:

               (1) Bonds purchased pursuant to a put after having been called for redemption under a provision in the Bonds that does not permit or require the purchase in lieu of redemption will be cancelled.

               (2) Bonds called for redemption under the paragraphs captioned "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" or "Mandatory Redemption for Failure to Replace Letter of Credit" in Section 8 of the Bonds, which are put between the date notice of redemption is given and the redemption date, may be remarketed before the redemption date only if the buyer receives a copy of the redemption notice.

               (3) If a Letter of Credit is in effect, Bonds purchased in lieu of redemption under the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds will not be remarketed, but will be purchased with funds obtained by a drawing on the Letter of Credit, and thereafter may be remarketed only pursuant to subsection (4) below.

               (4) If a Letter of Credit is in effect, Bonds purchased with funds obtained by a drawing on the Letter of Credit will not be remarketed until the amount available to be drawn on the Letter of Credit has been reinstated by the amount of such funds. The Paying Agent will register such Bonds in the name of the Bank and will hold them in accordance with the Pledge Agreement.

               (5) Bonds will be offered for sale under this Section during the continuance of an Event of Default or an event which with the passage of time or the giving of notice or both may become an Event of Default only in the sole discretion of the Remarketing Agent.

               (6) Bonds purchased by the Company with its own funds may not be remarketed after 30 days following the date of such purchase unless there has been provided to the Issuer, the Trustee, the Paying Agent and the Remarketing Agent an Opinion of Tax Counsel stating that interest on the Bonds continues to be excluded from gross income for federal income tax purposes.

        (b) Remarketing Effort. Except to the extent the Company directs the Remarketing Agent not to do so, the Remarketing Agent will offer for sale and use its best efforts to sell all Bonds to be sold as provided in subsection (a) above and, when directed by the Company, any Bonds held by the Company. Any sale will be at the best obtainable price. If a Letter of Credit is in effect, the purchase price may not be lower than the principal amount of the Bonds being sold plus accrued interest less any amount available to be drawn on the Letter of Credit for remarketing discount. If a Letter of Credit is not in effect, the purchase price may not be lower than the principal amount of the Bonds being sold plus accrued interest unless the Company consents orally or in writing to a lower price. The Company may direct the Remarketing Agent from time to time to cease and to resume sales efforts (if any) with respect to some of or all the Bonds, and, if a Letter of Credit is in effect, will notify the Bank if it has so directed the Remarketing Agent. The Remarketing Agent may, but is not obligated to, buy as principal any Bonds to be offered under this Section. The Remarketing Agent has no obligation to purchase any Bonds except from the proceeds of a remarketing of such Bonds.

        (c) Notices in Respect of Puts. As early as practicable but not later than 10:45 A.M., New York City time, on each Business Day on which the Paying Agent receives a notice from a Bondholder as required by the Bonds for the Bondholder to put Bonds, the Paying Agent will notify the Remarketing Agent, the Company and, if a Letter of Credit is in effect, the Bank, by telephone, promptly confirmed in writing, of the principal amount of Bonds being put and send copies of the Bondholder's notice to the Remarketing Agent, the Company and the Bank. On each day that Bonds are delivered to the Paying Agent pursuant to a put, the Paying Agent will notify the Remarketing Agent, the Company and, if a Letter of Credit is in effect, the Bank by telephone, promptly confirmed in writing.

        (d) Delivery of Remarketed Bonds. The Paying Agent or the Remarketing Agent will deliver Bonds sold by the Remarketing Agent under this Section to their purchasers against payment in immediately available funds.

                                   ARTICLE IV
                  APPLICATION OF PROCEEDS AND PAYMENT OF BONDS

     Section 4.1 Application of Proceeds. The Trustee is directed on the date of the issuance of the Bonds to transfer the proceeds from the sale of the Bonds ($43,160,000) to the 1992 Trustee for use in the redemption of the 1992 Bonds. The Trustee is further directed to transfer any proceeds in excess of those required to redeem the 1992 Bonds to Pittston Terminal.

     Section 4.2 Payments of Bonds.

        (a) There is created by the Issuer and established with the Trustee a Bond Fund. The Trustee will deposit in the Bond Fund the proceeds of any draw on a Letter of Credit, any payments received by the Trustee under the Loan Agreement, and any other amounts received by the Trustee for the payment of the principal or purchase price of and premium, if any, and interest on the Bonds. Money in the Bond Fund will be applied as set forth in subsections (b) and (c) below to the payment when due of the principal and purchase price of and premium, if any, and interest on the Bonds. Until applied for such purpose, money in the Bond Fund will be held by the Trustee in trust for the benefit of the Bondholders.

        (b) If a Letter of Credit is in effect, the Trustee or the Paying Agent will make payments of the principal of and premium, if any, and interest on Bonds, except for Bonds bearing interest at the Bank Rate, and the purchase price of Bonds purchased pursuant to a put or by the Company in lieu of redemption, first, from the proceeds of the sale of the Bonds under Section 3.8, except proceeds from Bonds sold to the Issuer, the Company or any of its Partners, Pittston Terminal or the Parent Company; second, from moneys drawn under a Letter of Credit; third, from moneys (i) paid by the Company, the Partners, Pittston Terminal or the Parent Company to the Trustee, (ii) held in an account or subaccount in the Bond Fund in which no other moneys are held, and

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

(iii) which have so been on deposit with the Trustee for at least one calendar year from their receipt by the Trustee during which period no Bankruptcy Filing has occurred together with investment earnings on such moneys; fourth, from proceeds from the issuance and sale of refunding bonds, if there is delivered to the Trustee at the time of the issuance of such bonds an opinion of counsel experienced in bankruptcy matters to the effect that the use of such proceeds to pay the principal of, premium, if any, or interest on the Bonds would not be avoidable as preferential payments under Section 547 of the Bankruptcy Law should the Issuer, the Company or any of the Partners become a debtor in any proceeding commenced under the Bankruptcy Law; and, last, from any other moneys available to the Trustee. However, payment of principal, premium, if any, and interest on (i) Bonds held by the Company, any of the Partners, Pittston Terminal, the Parent Company or by the Paying Agent for the account of the Company, any Partner, Pittston Terminal or the Parent Company, and (ii) Bonds bearing interest at the Bank Rate, will be paid only from the first, third, fourth and last categories of moneys. The proceeds of investments of any moneys in any of these categories may be used to the same extent as if the moneys invested could be used had they not been invested. Funds in each category will be held in a separate and segregated account in the Bond Fund and will not be commingled with funds from the other categories or from any other source.

        (c) When no Letter of Credit is in effect, the Trustee will make payments of principal of and premium, if any, and interest on the Bonds and the purchase price of Bonds, first, from the proceeds of the sale of Bonds under
Section 3.8, and, second, from other moneys available to the Trustee for the purpose. The proceeds of investments of any moneys in any of these categories may be used to the same extent as if the moneys invested could be used had they not been invested. All moneys referred to in clause first above will be held in a separate and segregated account in the Bond Fund and will not be commingled with funds from the other category or from any other source. When no Letter of Credit is in effect, if the Trustee does not have, on the fifth Business Day before any payment with respect to the principal or purchase price of, premium, if any, or interest on the Bonds is to become due, sufficient funds available in the Bond Fund to make such payment, the Trustee will give telephonic notice, confirmed in writing, to the Company and the Parent Company of such deficiency.

        (d) The Trustee and the Paying Agent will provide the Remarketing Agent funds, to the extent available, needed by the Remarketing Agent to purchase Bonds pursuant to puts, and the Remarketing Agent will pay the purchase price of Bonds previously delivered to it pursuant to puts. The Remarketing Agent will pay to the Paying Agent upon receipt the proceeds of sales of Bonds under
Section 3.8 to the extent not needed by the Remarketing Agent to purchase Bonds pursuant to puts.

     Section 4.3 Investment of Moneys.

        (a) Except as otherwise provided in this Indenture, any money held by the Trustee or Paying Agent under this Indenture may be separately invested and reinvested by the Trustee or Paying Agent, at the request of and as directed by the Company, in any of the following investments which are at the time legal investments for public funds under the Investment of Public Funds Act (Chapter 18, Title 2.1, Code of Virginia of 1950; as amended, the "Investment Act"), or any subsequent provision of law applicable to such investments:

               (1) Bonds, notes and other evidences of indebtedness to which the full faith and credit of the Commonwealth is pledged for the payment of principal and interest or which are unconditionally guaranteed as to the payment of principal and interest by the Commonwealth;

               (2) Government Obligations;

               (3) Government Certificates;

               (4) Bonds, notes and other evidences of indebtedness of any county, city, town, district, authority or other public body of the Commonwealth which are rated in one of the two highest debt rating categories by at least one of the Rating Agencies, without regard to any refinement or gradation of rating category by numerical modifier or otherwise;

               (5) Savings accounts, time deposits and certificates of deposit in any bank, including the Trustee and its affiliates, provided that the funds are secured in the manner required by the Virginia Security for Public Deposits Act or any successor legislation and no deposit is made for more than five years;

               (6)  Obligations  of the  Export-Import  Bank,  the Farmers  Home
          Administration, the General Services Administration, the United States Maritime Administration, the Small Business Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, and the Federal Housing Administration, provided such obligations represent the full faith and credit of the United States;

               (7) Bonds, notes or other evidences of indebtedness of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the Federal Farm Credit Bank;

               (8) Commercial paper issued by corporations, including banks and bank holding companies, organized under the laws of the United States or any of its states which is rated by Moody's Investors Service, Inc., or its successor, within its NCO/Moody's rating of prime 1 and by Standard & Poor's, Inc., or its successor, within its rating of A-1, and which matures not more than 270 days after the date of its purchase;

               (9) Corporate notes with a rating of at least Aa by Moody's or AA by Standard & Poor's with a maturity of not more than five years;

               (10) Bankers' acceptances, as permitted by the Investment Act, with banks rated in one of the two highest debt rating categories by at least one of the Rating Agencies, without regard to any refinement or gradation of the rating category by numerical modifier or otherwise; and

               (11) Such other investments as may be permitted by the Investment Act provided the investments are rated in one of the two highest debt rating categories by at least one of the Rating Agencies, without regard to any refinement or gradation of the rating category by numerical modifier or otherwise.

          (b) Any investments described in subsection (a) may be purchased by the Trustee or the Paying Agent pursuant to a repurchase agreement with any bank, savings institution or trust company, excluding the Trustee, the Paying Agent and their affiliates, which is rated "A" or better by both Rating Agencies and which is insured by the Federal Deposit Insurance Corporation, or with any broker-dealer with retail customers which falls under the Securities Investors Protection Corporation protection. Such repurchase agreement will be considered a purchase of the investments even if title to and/or possession of the investments is not transferred to the Trustee or the Paying Agent so long as (i) the repurchase obligation is collateralized by the investments themselves, (ii) the investments have a fair market value determined at least once every fourteen days at least equal to the amount invested in the repurchase agreement, and any failure to maintain the fair market value of the investments at such level will require the Trustee or the Paying Agent to give notice to the other party to the agreement to correct the deficiency and if not corrected to liquidate the collateral, (iii) the investments are held by the Trustee or the Paying Agent or an agent acting for the Trustee or the Paying Agent, (iv) the investments are not subject to liens or claims of third parties, (v) a perfected security interest under the Uniform Commercial Code of Virginia or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq., as amended, in the investments is created for the benefit of the Bondholders, and (vi) the repurchase agreement is for a term of not longer than six months.

          (c) Investments in a money market fund or in the shares of any other management type investment company registered under the Investment Company Act of 1940, the investments of which fund or company are exclusively in obligations or securities described in subsections (2), (3) or (6) of subsection (a), will be considered investments in obligations described in such subsections.

          (d) Notwithstanding anything in this Indenture to the contrary, moneys held by the Trustee or the Paying Agent which are proceeds of a drawing under a Letter of Credit will (i) not be invested or (ii) will be invested only in Government Obligations or Government Certificates if the Trustee has received an Opinion of Tax Counsel that such investment will not impair the exclusion of interest on the Bonds from gross income for federal income tax purposes.

          (e) The Trustee or Paying Agent may make investments permitted by this Article through its own bond department or the bond department of any bank or trust company under common control with the Trustee or Paying Agent. Investments will be made so as to mature or be subject to redemption at the option of the holder on or before the date or dates that the Trustee or Paying Agent anticipates that moneys from the investments will be required. Investments will be registered in the name of the Trustee or Paying Agent and held by or under the control of the Trustee. The Trustee or Paying Agent will sell and reduce to cash a sufficient amount of investments whenever the cash held by the Trustee or Paying Agent is insufficient. The Issuer agrees for the benefit of the Bondholders that moneys held by the Trustee or the Paying Agent in connection with the Bonds, whether or not such moneys were derived from the proceeds of the sale of the Bonds, will not be used in a manner which will cause the Bonds to be classified as arbitrage bonds within the meaning of Section 148 of the Code. Pursuant to such agreement, the Issuer will comply with the requirements of that Section.

     Section 4.4 Moneys Held in Trust. Subject to Section 4.1, all moneys held by the Trustee or the Paying Agent for any payment on the Bonds will be held in trust for the benefit of the Bondholders. Money received by the Remarketing Agent or Paying Agent from the sale of a Bond under Section 3.8 or for the purchase of a Bond will be held segregated from other funds of the Remarketing Agent or Paying Agent in trust for the benefit of the person from whom such Bond was purchased and will not be invested.

                                   ARTICLE V
                  LETTER OF CREDIT AND PARENT COMPANY GUARANTY

     Section 5.1 Requirements for Letter of Credit.

        (a) Any Letter of Credit must be an irrevocable, direct pay letter of credit or other credit facility issued by a commercial bank, insurance company or other entity providing for direct payments to or upon the order of the Paying Agent, as agent for the Trustee, of amounts up to (i) the principal of the Bonds when due, upon acceleration, redemption, purchase pursuant to a put or in lieu of redemption or otherwise and (ii) 210 days' interest on the Bonds at a maximum annual rate of 12%. The term of the Letter of Credit must begin on the first day of a month and end 15 days after an Interest Payment Date that is at least one year later. The Letter of Credit will provide that, when there is a drawing to pay interest (except for interest on a Bond the principal portion of which has been paid) the amount available to be drawn will automatically be reinstated by the amount of the drawing. The Letter of Credit must be accompanied by the opinions described in subsection (c) below. Notwithstanding anything in this Indenture to the contrary, if the Initial Fixed Rate or a Fixed Rate will be in effect during the term of the Letter of Credit, (i) the Company may not furnish a Letter of Credit with a stated expiration date earlier than 15 days after the first date on which the Bonds may be optionally redeemed pursuant to the paragraph captioned "Optional Redemption at a Premium During Initial Fixed Rate Period and Fixed Rate Period" in Section 8 of the Bonds, (ii) any maximum interest rate in respect of which draws for interest may be made will not be less than the Initial Fixed Rate or the Fixed Rate, as applicable, (iii) the Letter of Credit must permit the Paying Agent to draw under it an amount sufficient to pay any premium which would be due on the Bonds upon their optional redemption on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit, and (iv) the Letter of Credit must be accompanied by an irrevocable instruction from the Company to the Trustee and the Paying Agent to optionally redeem or purchase in lieu of redemption all of the Bonds on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit if the Company does not replace the expiring Letter of Credit with another Letter of Credit.

        Alternate Letter of Credit. Any Letter of Credit may be replaced with an irrevocable, direct pay letter of credit or other credit facility issued by a commercial bank, insurance company or other entity with terms in all respects material to the Bondholders the same (except for the term and maximum interest rate set forth in such Letter of Credit) as in the Letter of Credit being replaced. Notwithstanding anything in this Indenture to the contrary, if the Initial Fixed Rate or a Fixed Rate will be in effect during the term of the Letter of Credit, (i) the Company may not furnish a replacement Letter of Credit with a stated expiration date earlier than the stated expiration date in the Letter of Credit then in effect and (ii) any maximum interest rate in respect of which draws for interest may be made will not be less than such Fixed Rate. If the replacement Letter of Credit is from an issuer other than the issuer of the existing Letter of Credit and is replacing the existing Letter of Credit before the end of its term, the Company must furnish the Trustee, before the term of the replacement Letter of Credit begins, written evidence from each Rating Agency having a rating in effect for the Bonds that the Rating Agency has reviewed the proposed replacement Letter of Credit and that its replacement of the existing Letter of Credit will not by itself result in a withdrawal or reduction of the Rating Agency's current rating for the Bonds.

     If a Fixed Rate will be in effect during the term of the Letter of Credit, the Company may provide a Letter of Credit (a "Gross-Up Letter of Credit") meeting all of the requirements described in the preceding paragraph and which is in an amount equal to the aggregate of all payments of principal, interest and premium, if any, payable on the Bonds during the Fixed Rate Period.

     The Company will promptly notify the Trustee of its intention to deliver a replacement Letter of Credit. Upon receipt of such notice, if the replacement Letter of Credit is issued by an issuer other than the issuer of the existing Letter of Credit, the Trustee will promptly prepare, and the Paying Agent will promptly mail, a notice of the anticipated delivery of the replacement Letter of Credit by first class mail to the Issuer, the Remarketing Agent and each Bondholder at the holder's registered address.

        (b) Opinions of Counsel.  Any Letter of Credit  delivered  to the Paying
Agent, as agent of the Trustee, must be accompanied by (i) an Opinion of Tax Counsel or Opinions of Counsel and Tax Counsel stating that delivery of the Letter of Credit is authorized under this Indenture and complies with its terms and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, and (ii) an Opinion of Counsel to the issuer or provider of such Letter of Credit stating that such Letter of Credit is a legal, valid, binding and enforceable obligation of such issuer or provider in accordance with its terms, subject to customary qualifications.

     Section 5.2 Pledge of Certain Payments. At any time the Company may pledge all or a specified portion of the payments under the Throughput Agreement to pay the principal of and interest and premium, if any, on the Bonds.

     Section 5.3 Draws. If a Letter of Credit is in effect, whenever any amount is payable on the Bonds or for their purchase as provided in this Indenture or the Bonds, the Paying Agent, as agent of the Trustee, will draw on the Letter of Credit, to the extent necessary, to make such timely payment in accordance with this Indenture and the Bonds. In drawing on the Letter of Credit, the Paying Agent, as agent of the Trustee, will be acting on behalf of the Bondholders by facilitating payment of their Bonds and not on behalf of the Issuer or the Company and will not be subject to the control of either.

     If a Letter of Credit is in effect, upon receipt of notice from the Bank pursuant to the paragraph captioned "Mandatory Redemption at the Direction of the Bank" in Section 8 of the Bonds, the Paying Agent will as soon as practicably possible draw on the Letter of Credit in an amount equal to the principal amount of the Bonds to be purchased, accrued interest on such Bonds, plus interest at the maximum rate permitted by the Letter of Credit from the date of the drawing to the redemption date. On the redemption date, the Paying Agent will return to the Bank the amount drawn to pay interest on such Bonds which is in excess of the amount that has been used to pay interest on such Bonds.

     If a Letter of Credit is in effect, upon receiving notice of a put, or upon the date Bonds are to be purchased by the Company in lieu of redemption, the Paying Agent will, not later than 10:30 A.M., New York City time, commence procedures to draw on the Letter of Credit on the date fixed for any such purchase. In either case, if, by 11:45 A.M., New York City time, the Paying Agent has not received remarketing proceeds from the sale of the Bonds which have been remarketed or notice from the Remarketing Agent that the Remarketing Agent has received remarketing proceeds, the Paying Agent will immediately draw on the Letter of Credit to the end that immediately available funds will be provided on such date from such draw to pay the purchase price.

     Section 5.4 Parent Company Guaranty. At the time of the initial issuance of the Bonds, the Parent Company will deliver to the Trustee the Parent Company Guaranty.

                                   ARTICLE VI
                                    COVENANTS

     Section 6.1 Payment of Bonds. The Issuer will promptly pay the principal of and interest on the Bonds on the dates and in the manner provided in the Bonds, but only from the amounts assigned to and held by the Trustee or the Paying Agent under this Indenture.

     Section 6.2 Further Assurances. The Issuer will execute and deliver such supplemental indentures and such further instruments, and do such further acts, as the Trustee may reasonably require for the better assuring, assigning and confirming to the Trustee the amounts assigned under this Indenture for the payment of the Bonds.

                                  ARTICLE VII
                             DISCHARGE OF INDENTURE

     Section 7.1 Bonds Deemed Paid; Discharge of Indenture. Any Bond will be deemed paid for all purposes of this Indenture when (i) payment of the principal of and interest on the Bond to the due date of such principal and interest (whether at maturity, upon redemption or otherwise) or the payment of the purchase price either (1) has been made in accordance with the terms of the Bonds or (2) has been provided for by depositing with the Trustee (A) moneys sufficient to make such payment (provided that while a Letter of Credit is in effect, such moneys will be from the first, second, third and fourth categories of moneys as described in Section 4.2(b)) and/or (B) Government Obligations or Government Certificates (provided that while a Letter of Credit is in effect, such Government Obligations or Government Certificates will have been purchased with moneys described in the parenthetical provisions of clause (A) or will have been on deposit with the Trustee in a separate and segregated account for a period of one calendar year from their receipt by the Trustee during which period a Bankruptcy Filing has not occurred) maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment, and (ii) all compensation and expenses of the Trustee pertaining to each Bond in respect of which such deposit is made have been paid or provided for to the Trustee's satisfaction. When a Bond is deemed paid it will no longer be secured by or entitled to the benefits of this Indenture or the Parent Company Guaranty or be an obligation of the Issuer, except for payment from moneys, Government Obligations or Government Certificates under (i)(2) above and except that it may be put if and as provided in the Bonds and it may be transferred, exchanged, registered, discharged from registration or replaced as provided in Article II.

     Notwithstanding  the  foregoing,  upon the  deposit of funds  under  clause
(i)(2) of the first paragraph of this Section, payment of the purchase price of put Bonds will be made from the sale of Bonds under Section 3.8 (except from proceeds from Bonds sold to the Issuer, Pittston Terminal, the Parent Company, the Company or any of its Partners) or, if a Letter of Credit is in effect, from moneys drawn under the Letter of Credit. If payment of such purchase price is not made from the above sources, payment will be made from funds on deposit pursuant to this Section, in which case such Bonds will be surrendered to the Trustee and cancelled.

     Notwithstanding the foregoing, no deposit under clause (i)(2) of the first paragraph of this Section will be deemed a payment of a Bond until (x) the Company has furnished the Trustee an Opinion of Tax Counsel stating that the deposit of such cash, Government Obligations or Government Certificates will not cause the Bonds to become "arbitrage bonds" under Section 148 of the Code and
(y) notice of redemption of the Bond is given in accordance with Article III and the Bond, or, if the Bond is not to be redeemed or paid within the next 60 days, until the Company has given the Trustee, in form satisfactory to the Trustee, irrevocable instructions (A) to notify, as soon as practicable, the holder of the Bond, in accordance with Article III, that the deposit required by clause
(i)(2) of the first paragraph of this section has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of the Bond, and, (B) if the Bond is to be redeemed rather than paid, to give notice of the redemption in accordance with Article III and the Bonds.

     When all outstanding Bonds are deemed paid under the foregoing provisions of this Section, the Trustee will upon request acknowledge the discharge of the lien of this Indenture, provided, however that the obligations relating to puts as provided in the Bonds and obligations under Article II in respect of the transfer, exchange, registration, discharge from registration and replacement of Bonds will survive the discharge of the lien of the Indenture.

     No deposit will be made or accepted and no use made of any such deposit which would cause any Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code.

     Section 7.2 Application of Trust Money. The Trustee will hold in trust cash, Government Obligations or Government Certificates deposited with it pursuant to the preceding Section and will apply the deposited money and the money from the Government Obligations and Government Certificates in accordance with this Indenture only to the payment of principal of, premium, if any, and interest on the Bonds and to the payment of the purchase price of Bonds put by holders.

     Section 7.3 Repayment to Bank and Company. The Trustee will promptly pay to the Company upon request any excess money or securities held by the Trustee at any time under this Article and any money held by the Trustee or the Paying Agent under any provision of this Indenture for the payment of principal or interest or for the purchase of Bonds that remains unclaimed for two years; provided that if a Letter of Credit is in effect and the Bank gives notice to the Company and the Trustee that any Partner, Pittston Coal Terminal Corporation or the Parent Company owes money to the Bank in connection with the transactions contemplated by this Indenture and the Letter of Credit, the Trustee will pay to the Bank such entity's Company Share (as defined in the Throughput Agreement and calculated as of the date such money or securities were deposited pursuant to this Article, and as specified by the Bank in its notice) of the money held by the Trustee, and the remainder will be paid to the Company.

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

     Section 8.1 Events of Default. An "Event of Default" is any of the following:

        (a) (i) There is a default in the payment when due of interest on any Bond (except a Bond bearing interest at the Bank Rate).

        (b) There is a default in the payment of the principal of any Bond (except a Bond bearing interest at the Bank Rate) when due, at maturity, upon acceleration or redemption or otherwise.

        (c) There is a default in the payment of the purchase price of any Bond put by its holder pursuant to the terms of the Bond and the default continues for five days after the Company receives notice of the default from the Trustee or the Remarketing Agent.

        (d) If when no Letter of Credit is in effect, the Issuer fails to perform any of its agreements in this Indenture or the Bonds (except a failure that results in an Event of Default under subsections (a), (b) or (c) above), the performance of which is material to the Bondholders, and the failure continues after the notice and for the period specified in this Section.

        (e) If when no Letter of Credit is in effect, the Company fails to perform any of its agreements in the Loan Agreement (except a failure that results in an Event of Default under subsections (a), (b) or (c) of this Section or a failure under Section 6.3 or Section 6.4 of the Loan Agreement, relating to the impairment of the exclusion of interest on the Bonds from gross income for federal income tax purposes), and the failure continues after the notice and for the period specified in this Section, provided that such a failure (other than a failure to perform an agreement in Section 6.1 of the Loan Agreement, relating to maintenance of the Company's existence) is not an Event of Default if it is a result of any cause or event not reasonably within the Company's control.

        (f) If when neither a Letter of Credit nor the Parent Company Guaranty is in effect, the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian for the Company or any substantial part of its property, or (iv) makes a general assignment for the benefit of its creditors.

        (g) If when neither a Letter of Credit nor the Parent Company Guaranty is in effect, a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian for the Company or any substantial part of its property, or (iii) orders the winding up or liquidation of the Company, and the decree or order remains unstayed and in effect for 60 days.

        (h) If when a Letter of Credit is in effect, the Trustee receives notice from the Bank that (i) an "Event of Default" has occurred and is continuing as defined in the reimbursement agreement pursuant to which the Letter of Credit was issued and (ii) the notice is given pursuant to this Section 8.1(h) of the Indenture.

        (i) If the Parent Company Guaranty is in effect, the occurrence and continuation of an "Event of Default" under the Parent Company Guaranty.

          A default under subsections (d), (e) or (i) of this Section (except an Event of Default under subsection (i) arising as a result of an "Event of Default" under Section 8(d) or 8(e) of the Parent Company Guaranty) is not an Event of Default until the Trustee or the holders of at least 25% in principal amount of the Bonds then outstanding give the Issuer, the Company and the Parent Company a notice specifying the default, demanding that it be remedied and stating that the notice is a "Notice of Default," and the

     Issuer or the Company (if the default is under subsection (d)), the Company (if the default is under subsection (e)), or the Parent Company (if the default is under subsection (i)) does not cure the default within 60 days after receipt of the notice, or within such longer period to which the Trustee agrees. The Trustee will not unreasonably refuse to agree to a longer period if the default cannot reasonably be cured within 60 days after receipt of the notice and the Issuer, the Company or the Parent Company has begun within 60 days and continued diligent efforts to correct the default. The Issuer authorizes the Company or the Parent Company to perform, in the name and on behalf of the Issuer and for the purpose of preventing the occurrence of an Event of Default, any agreement of the Issuer in this Indenture or the Bonds.

     Section 8.2  Acceleration.  If an Event of Default under  subsection (h) of
Section 8.1 occurs and is continuing, the principal and accrued interest to the date of acceleration on the Bonds will become due and payable immediately. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuer and the Company, or the holders of at least 25% in principal amount of the Bonds then outstanding by notice to the Issuer, the Company and the Trustee, (except for an Event of Default under subsection (f) or (g) of Section 8.1, for which a declaration can be made without any notice) may declare the principal of and accrued interest on the Bonds to be due and payable immediately. If a Letter of Credit is in effect and the Event of Default is not under subsection (h) of Section 8.1 and is not the result of a failure by the Bank to honor a draw on the Letter of Credit and if the Trustee believes that failure to draw immediately on the Letter of Credit is not likely to prejudice the Bondholders' interest, the Trustee will not declare the Bonds to be due and payable without first obtaining the Bank's consent. Upon the date that acceleration is declared, the principal of and accrued interest on the Bonds will be due and payable immediately, and, if a Letter of Credit is in effect, the Paying Agent, as agent of the Trustee, will draw on the Letter of Credit on such date to pay the principal of and accrued interest on the Bonds. All interest on the Bonds will cease to accrue as of the date of such acceleration. The Trustee will immediately prepare, and the Paying Agent will immediately mail, notice of acceleration to the Bondholders. The Trustee may, and upon the request of holders of a majority in principal amount of the Bonds then outstanding will, rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, if the rescission would not conflict with any judgment or decree, if all payments due the Trustee and any predecessor Trustee under Section 9.6 have been made, and if, when a Letter of Credit is in effect, the Bank consents and the Letter of Credit is reinstated up to the full amount available under it immediately before such Event of Default.

     Section 8.3 Remedies During Certain Fixed Rate Periods and Other Remedies. If an Event of Default occurs and is continuing at any time, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the principal of or interest on the Bonds or to enforce the performance of any provision of the Bonds, this Indenture, the Loan Agreement, the Parent Company Guaranty or any Letter of Credit.

     The Trustee may maintain a proceeding even if it does not possess any of the Bonds or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Bondholder in exercising any right or remedy accruing upon an Event of Default will not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Notwithstanding anything in this Indenture to the contrary, if there is in effect a Gross-Up Letter of Credit and if any Event of Default under subsections
(a), (b), (c) or (h) of Section 8.1 occurs and is continuing, the Trustee will draw on the Gross-Up Letter of Credit in an amount equal to the sum of the total principal amount of the Bonds and all interest to accrue on them to the last day of the Fixed Rate Period. The Trustee will hold such amount for the benefit of the Bondholders and will make principal and interest payments on the Bonds as they become due. Such funds will be invested as permitted in the Opinion of Tax Counsel delivered with the Gross-Up Letter of Credit.

     Section 8.4 Waiver of Past Defaults. The holders of a majority in principal amount of the Bonds then outstanding together, if a Letter of Credit is in effect, with the Bank by notice to the Trustee may waive an existing Event of Default and its consequences if the Letter of Credit, if any, is reinstated up to the full amount available under it immediately before such Event of Default. When an Event of Default is waived, it is cured and stops continuing, but no such waiver will extend to any subsequent or other Event of Default or impair any right consequent to it.

     Section 8.5 Control by Majority. The holders of a majority in principal amount of the Bonds then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 9.1, that the Trustee determines is unduly prejudicial to the rights of other Bondholders, or would involve the Trustee in personal liability.

     Section 8.6 Limitation on Suits. A Bondholder may not pursue any remedy with respect to this Indenture or the Bonds unless (i) the holder gives the Trustee notice stating that an Event of Default is continuing, (ii) the holders of at least 25% in principal amount of the Bonds then outstanding make a written request to the Trustee to pursue the remedy, (iii) such holder or holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense, and (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity.

     A Bondholder may not use this Indenture to prejudice the rights of another Bondholder or to obtain a preference or priority over the other Bondholders.

     Section 8.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any holder to receive payment of principal of and interest on a Bond, on or after the due dates expressed in the Bond, or the purchase price of a Bond on or after the date for its purchase as provided in the Bond, or to bring suit for the enforcement of any such payment on or after such dates, will not be impaired or affected without the consent of the holder.

     Section 8.8 Collection Suit by Trustee. If an Event of Default under subsections (a), (b) or (c) of Section 8.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or, if a Letter of Credit is in effect, the Bank for the whole amount remaining unpaid.

     Section 8.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Bondholders allowed in any judicial proceedings relative to the Company or, if a Letter of Credit is in effect, the Bank, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the holders in any election of a trustee in bankruptcy or other person performing similar functions.

     Section 8.10 Priorities. If the Trustee collects any money pursuant to this Article, it will pay out the money in the following order:

             FIRST: To the Trustee for  amounts  to which it is  entitled  under
     Section 9.6, but the Trustee may not pay itself for such amount from money drawn under a Letter of Credit.

             SECOND: To Bondholders for amounts due and unpaid on the Bonds for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Bonds for principal and interest, respectively.

             THIRD: To the Company or, if a Letter of Credit is in effect, to the Bank as described in Section 7.3.

     The Trustee may fix a payment date for any payment to the Bondholders.

     Section 8.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 8.7, or a suit by holders of more than 10% in principal amount of the Bonds then outstanding.

                                   ARTICLE IX
                  TRUSTEE, REMARKETING AGENT AND INDEXING AGENT

     Section 9.1 Duties of Trustee.

        (a) If an Event of Default has occurred and is continuing, the Trustee will exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b) Except during the continuance of an Event of Default,

               (1)  the  Trustee   need  perform  only  those  duties  that  are
        specifically set forth in this Indenture and no others, and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee will examine the certificates and opinions to determine whether they conform to the requirements of this Indenture.

        (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) (this subsection does not limit the effect of subsection (b) of this Section,

               (2) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts,

               (3) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5, and

               (4) no provision of this Indenture requires the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) Every provision of this Indenture that in any way relates to the Trustee is subject to all the subsections of this Section.

        (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense, but the Trustee may not require indemnity as a condition to declaring the principal of and interest on the Bonds to be due immediately under Section 8.2 or to drawing on any Letter of Credit.

        (f) The Trustee will not be liable for interest on any cash held by it except as the Trustee may agree with the Company or the Issuer with the consent of the Company.

        (g) The Trustee may rely on a Company Representative's certificate as to whether a Bankruptcy Filing has occurred.

     Section 9.2 Rights of Trustee. Subject to Section 9.1:

        (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

        (b) Before the Trustee acts or refrains from acting, it may require a certificate of an appropriate officer or officers of the Issuer or the Company or an Opinion of Counsel. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the certificate or Opinion of Counsel.

        (c) The Trustee may act through agents or co-trustees and will not be responsible for the misconduct or negligence of any agent or co-trustee appointed with due care.

     Section 9.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or with the Company, its Partners, Pittston Coal Terminal Corporation, the Parent Company or their affiliates with the same rights it would have if it were not Trustee. Any paying agent may do the same with like rights.

     Section 9.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Bonds, is not accountable for the use of the proceeds from the Bonds paid by it to the Company or at the Company's direction, and is not responsible for any statement in the Bonds other than its certificate of authentication.

     Section 9.5 Notice of Defaults. If an event occurs which with the giving of notice or lapse of time or both would be an Event of Default, and if the event is continuing and the Trustee has actual knowledge or has received written notice of such event, the Trustee will mail to each Bondholder and, if a Letter of Credit is in effect, the Bank notice of the event within 90 days after it occurs. Except in the case of a default in payment or purchase on any Bonds, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Bondholders.

     Section 9.6 Compensation and Indemnity of Trustee. For acting under this Indenture, the Trustee will be entitled to payment of reasonable fees for its services and reimbursement of advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with its services under this Indenture.

     To secure the payment or reimbursement to the Trustee provided for in this Section, the Trustee will have a senior claim, to which the Bonds are made subordinate, on all money or property held or collected by the Trustee, except that held under Article VII or otherwise held in trust to pay the principal or purchase price of or interest on particular Bonds and except amounts drawn under a Letter of Credit.

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

     The Company has agreed in the Loan Agreement, upon its terms and conditions and subject to its limitations, including the limitation on the liability of the Partners, to indemnify the Trustee and the Paying Agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under this Indenture.

     Section 9.7 Eligibility of Trustee. This Indenture will always have a Trustee that is a corporation organized and doing business under the laws of the United States or any state or the District of Columbia, is authorized under such laws to exercise corporate trust powers, is subject to supervision or examination by United States, state or District of Columbia authority, has a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition, and is otherwise qualified and eligible under the Act.

     Section 9.8 Replacement of Trustee. The Trustee may resign by notifying the Issuer and the Company. The holders of a majority in principal amount of the Bonds then outstanding may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Issuer's, the Company's, and, if a Letter of Credit is in effect, the Bank's consent. The Issuer may, and at the request of the Company, with the approval of the Bank if a Letter of Credit is in effect, will, remove the Trustee if (i) the Trustee fails to comply with
Section 9.7, (ii) the Trustee is adjudged a bankrupt or an insolvent, (iii) a receiver or other public officer takes charge of the Trustee or its property, or
(iv) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Issuer, with the consent of the Company and, if a Letter of Credit is in effect, the Bank, will promptly appoint a successor Trustee.

     A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee, the Issuer, and, if a Letter of Credit is in effect, the Bank, which acceptance will state that the successor Trustee agrees to be bound by the terms of this Indenture. Immediately thereafter, the retiring Trustee will transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee will then (but only then) become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Company, the holders of a majority in principal amount of the Bonds then outstanding, or, if a Letter of Credit is in effect, the Bank may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with the foregoing Section, the Issuer, the Company, any Bondholder or, if a Letter of Credit is in effect, the Bank may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 9.9 Appointment and Duties of Remarketing Agent. At the written request of the Company and, if a Letter of Credit is in effect, with the written consent of the Bank, the Issuer will, in a written notice to the Trustee and the Paying Agent, appoint a Remarketing Agent. During any period of time that the Bonds bear interest at a Short Term Rate, there must be a Remarketing Agent in place. The Remarketing Agent will set the interest rates on the Bonds and perform the other duties provided for in Section 2.2, will remarket Bonds as provided in Section 3.8 and will purchase such Bonds as provided in the Bonds, but only from the sources described in Section 4.2. The Remarketing Agent has no obligation to purchase Bonds except from the proceeds of a remarketing of such Bonds. The Remarketing Agent will act as agent of the Paying Agent for purposes of holding Bonds, the purchase price of which have been paid by a drawing on a Letter of Credit, for the benefit of the Bank. There may be separate Remarketing Agents for these three functions. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything any other Bondholder may do to the same extent as if the Remarketing Agent were not serving as such.

     Section 9.10 Eligibility of Remarketing Agent; Replacement. The Remarketing Agent must be a bank, trust company or member of the National Association of Securities Dealers, Inc. organized and doing business under the laws of the United States or any state or the District of Columbia, will be rated Baa3/P-3 or higher by Moody's Investors Service, Inc. and will have a capitalization of at least $25,000,000 as shown in its most recent published annual report.

     The Remarketing Agent may resign by notifying the Issuer, the Trustee, the Bondholders and, if a Letter of Credit is in effect, the Bank at least 45 days before the effective date of the resignation. The Issuer, with the Company's and, if a Letter of Credit is in effect, the Bank's consent, may remove the Remarketing Agent as the Issuer's designee for setting interest rates and appoint a successor by notifying the Remarketing Agent, the Trustee and, if a Letter of Credit is in effect, the Bank. The Company may remove the Remarketing Agent as remarketer of Bonds and appoint a successor by notifying the Issuer, the Remarketing Agent, the Trustee, and, if a Letter of Credit is in effect, the Bank. No removal will be effective until the successor has delivered to the Trustee an acceptance of its appointment and an agreement to perform the duties of the Remarketing Agent under this Indenture and, if a Letter of Credit is in effect, such successor has been approved in writing by the Bank.

     Section 9.11 Appointment and Duties of Indexing Agent. The Indexing Agent may be appointed by the Issuer, with the consent of the Company and, if a Letter of Credit is in effect, the Bank, in a written notice to the Trustee, the Paying Agent and the Remarketing Agent. The Indexing Agent will perform the duties provided for in Section 2.2. Whenever the Indexing Agent makes a computation under that Section, it will promptly notify the Trustee, the Remarketing Agent and the Company of the results and date of computation. The Indexing Agent will keep adequate records pertaining to the performance of its duties and allow the Trustee, the Remarketing Agent and the Company to inspect the records at reasonable times. The Indexing Agent will not hold or deal in Bonds or be interested in any financial transaction with the Issuer or the Company except to serve in a capacity similar to that of the Indexing Agent under this Indenture.

     Section 9.12 Eligibility of Indexing Agent; Replacement. The Indexing Agent will be a nationally recognized municipal securities evaluation service or, if no such service is available to serve, a bank, trust company or member of the National Association of Securities Dealers, Inc. having a capitalization of at least $15,000,000. The Remarketing Agent may not be the Indexing Agent.

     The Indexing Agent may resign by notifying the Issuer, the Trustee, the Remarketing Agent, the Company and, if a Letter of Credit is in effect, the Bank, at least 60 days before the effective date of the resignation. The Issuer, with the Company's and, if a Letter of Credit is in effect, the Bank's consent, may remove the Indexing Agent and appoint a successor by notifying the Indexing Agent, the Trustee and the Remarketing Agent. No removal will be effective until the successor has delivered to the Trustee an acceptance of its appointment and an agreement to perform the duties of the Indexing Agent under this Indenture and such successor has been approved in writing by the Company and, if a Letter of Credit is in effect, the Bank.

     Section  9.13   Compensation  of  Remarketing  and  Indexing  Agents.   The
Remarketing Agent and the Indexing Agent will not be entitled to any compensation from the Issuer, the Trustee or any property held under this Indenture but must make separate arrangements with the Company for compensation.

     Section 9.14 Successor Trustee or Agent by Merger. If the Trustee, the Paying Agent, the Remarketing Agent or the Indexing Agent consolidates with, merges or converts into, or transfers all or substantially all its assets (or, in the case of a bank or trust company, its corporate trust assets) to, another corporation, the resulting, surviving or transferee corporation without any further act will be the successor Trustee, Remarketing Agent or Indexing Agent.

     Section 9.15 Appointment, Designation and Succession of Paying Agent. One or more Paying Agents may be appointed by the Trustee with the consent of the Issuer, the Company and, if a Letter of Credit is in effect, the Bank. Successor Paying Agents may be appointed by the Trustee with the consent of the Issuer, the Company and, if a Letter of Credit is in effect, the Bank. During any period of time that the Bonds bear interest at a Short Term Rate, there must be a Paying Agent with an office in New York, New York, in place. The Paying Agent will perform the duties set forth in Section 7 of the Bonds relating to the purchase of Bonds put by their holders. If a Letter of Credit is in effect, the Paying Agent will draw under the Letter of Credit as the agent of the Trustee. The Paying Agent is also designated as an authenticating agent and registrar of the Bonds. The Paying Agent will mail all notices prepared by the Trustee to the Bondholders on behalf of the Trustee. The Paying Agent will enjoy the same protective provisions in the performance of its duties under this Indenture, and will be subject to the same standard of care, as are specified in Article IX with respect to the Trustee insofar as such provisions may be applicable, including but not limited to the provisions of Section 9.6 with respect to compensation and the provisions of Section 9.8 with respect to resignation and removal. Notwithstanding the foregoing, the Company may remove the Paying Agent during any Fixed Rate Period and no successor need be appointed until such time, if any, as the Bonds bear interest at a Short Term Rate. If there is no Paying Agent, the Trustee will perform the duties of the Paying Agent under this Indenture.

                                   ARTICLE X
                   AMENDMENTS OF AND SUPPLEMENTS TO INDENTURE

     Section 10.1 Without Consent of Bondholders. The Issuer and the Trustee may amend or supplement this Indenture or the Bonds without notice to or consent of any Bondholder:

          (a) to cure any ambiguity, inconsistency or formal defect or omission,

          (b) grant to the Trustee for the benefit of the Bondholders additional rights, remedies, powers or authority,

          (c) to subject to this Indenture additional collateral (including, but not limited to, the pledge of payments described in Section 5.2) or to add other agreements of the Issuer,

          (d) to modify this Indenture or the Bonds to permit or continue qualification under the Trust Indenture Act of 1939 or any similar federal statute at the time in effect, or to permit or continue the qualification of the Bonds for sale under the securities laws of any state of the United States,

          (e) to provide for uncertificated Bonds,

          (f) to evidence the succession of a new Trustee or the appointment by the Trustee or the Issuer of a co-trustee or Paying Agent,

          (g) to make any change that does not materially adversely affect the rights of any Bondholder,

          (h) if a Letter of Credit is in effect, to make any change necessary to secure from a Rating Agency a rating on the Bonds at least equal to the rating on the unsecured indebtedness of the Bank (or the parent company of the Bank) issuing the Letter of Credit, or

          (i) to make any change necessary in connection with the delivery of a Gross-Up Letter of Credit.

     Section 10.2 With Consent of Bondholders. If an amendment of or supplement to this Indenture or the Bonds without any consent of Bondholders is not permitted by the preceding Section, the Issuer and the Trustee may enter into such amendment or supplement without notice to any Bondholders but with the consent of the holders of at least a majority in principal amount of the Bonds then outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may (i) extend the maturity of the principal of, or due date of interest on, any Bond, (ii) reduce the principal amount of, or (except as specifically provided in this Indenture) rate of interest on, any Bond, (iii) effect a privilege or priority of any Bond or Bonds over any other Bond or Bonds, (iv) reduce the percentage of the principal amount of the Bonds required for consent to such amendment or supplement, (v) impair the exclusion from gross income for federal income tax purposes of interest on any Bond, (vi) eliminate the holders' rights to put the Bonds, or any mandatory redemption of the Bonds,


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

extend the due date for the purchase of Bonds put by their holders or call for mandatory redemption or reduce the purchase or redemption price of such Bonds,
(vii) create a lien ranking prior to or on a parity with the lien of this Indenture on the property described in the Granting Clause of this Indenture, or
(viii) deprive any Bondholder of the lien created by this Indenture on such property. In addition, if moneys, Government Obligations or Government Certificates have been deposited or set aside with the Trustee pursuant to
Article VII for the payment of Bonds and those Bonds have not in fact been actually paid in full, no amendment to the provisions of that Article will be made without the consent of the holder of each of those Bonds affected.

     Section 10.3 Effect of Consents. After an amendment or supplement becomes effective, it will bind every Bondholder unless it makes a change described in clauses (i) through (viii) of the preceding Section. In that case, the amendment or supplement will bind each Bondholder who consented to it and each subsequent holder of a Bond or portion of a Bond evidencing the same debt as the consenting holder's Bond.

     Section 10.4 Notation on or Exchange of Bonds. If an amendment or supplement changes the terms of a Bond, the Trustee may require the holder to deliver it to the Paying Agent. The Paying Agent may place an appropriate notation on the Bond about the changed terms and return it to the holder. Alternatively, if the Trustee, the Issuer and the Company determine, the Issuer in exchange for the Bond will issue and the Paying Agent will authenticate a new Bond that reflects the changed terms.

     Section 10.5 Signing by Trustee of Amendments and Supplements. The Trustee will sign any amendment or supplement to the Indenture or the Bonds authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing an amendment or supplement, the Trustee will be entitled to receive and (subject to Section 9.1) will be fully protected in relying on an Opinion of Counsel stating that the amendment or supplement is authorized by this Indenture.

     Section 10.6 Company and Bank Consent Required. An amendment or supplement to this Indenture or the Bonds will not become effective unless the Company and, if a Letter of Credit is in effect or any Reimbursement Obligations are outstanding, the Bank deliver to the Trustee their written consents to the amendment or supplement.

     Section 10.7 Notice to Bondholders. The Trustee will cause notice of the execution of each supplement or amendment to this Indenture or the Loan Agreement to be mailed to the Bondholders. The notice will at the option of the Trustee, either (i) briefly state the nature of the amendment or supplement and that copies of it are on file with the Trustee for inspection by Bondholders or
(ii) enclose a copy of such amendment or supplement.



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

                                   ARTICLE XI
                      AMENDMENTS OF AND SUPPLEMENTS TO LOAN

                      Agreement and Parent Company Guaranty
                      -------------------------------------

     Section 11.1 Without Consent of Bondholders. The Issuer may enter into, and the Trustee may consent to, any amendment of or supplement to the Loan Agreement or the Parent Company Guaranty, without notice to or consent of any Bondholder, if the amendment or supplement is required or permitted (i) by the provisions of the Loan Agreement, the Parent Company Guaranty or this Indenture (including in connection with transactions permitted by Section 6.1 of the Loan Agreement and
Section 7(c) of the Parent Company Guaranty), (ii) to cure any ambiguity, inconsistency or formal defect or omission, (iii) to identify more precisely the Project, (iv) in connection with any authorized amendment of or supplement to this Indenture, (v) to make any change that does not materially adversely affect the rights of any Bondholder, or (vi) if a Letter of Credit is in effect, to make any change necessary to secure from a Rating Agency a rating on the Bonds at least equal to the rating on the unsecured indebtedness of the Bank (or the parent company of the Bank) issuing the Letter of Credit.

     Section 11.2 With Consent of Bondholders. If an amendment of or supplement to the Loan Agreement or the Parent Company Guaranty without any consent of Bondholders is not permitted by the foregoing Section, the Issuer may enter into, and the Trustee may consent to, such amendment or supplement without notice to any Bondholder but with the consent of the holders of at least a majority in principal amount of the Bonds then outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may result in anything described in clauses (i) through (viii) of Section 10.2.

     Section 11.3 Consent by Trustee to Amendments or Supplements. The Trustee will consent to any amendment or supplement to the Loan Agreement or the Parent Company Guaranty authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing an amendment or supplement, the Trustee will be entitled to receive and (subject to Section 9.1, will be fully protected in relying on an Opinion of Counsel stating that the amendment or supplement is authorized by this Indenture.

     Section 11.4 Consent of Bank. When a Letter of Credit is in effect or any Reimbursement Obligations are outstanding, an amendment or supplement to the Loan Agreement will not become effective unless the Bank delivers to the Trustee its written consent to the amendment or supplement.

                                  ARTICLE XII
                                  MISCELLANEOUS

     Section 12.1 Notices.


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

        (a) Any notice, request, direction, designation, consent, acknowledgement, certification, appointment, waiver or other communication required or permitted by this Indenture or the Bonds must be in writing except as expressly provided otherwise in this Indenture or the Bonds.

        (b) Any notice or other communication will be sufficiently given and deemed given when delivered by hand or mailed by first-class mail, postage prepaid, addressed as follows: if to the Issuer, to Suite 200, 21 Enterprise Parkway, Hampton, Virginia 23666 Attention: Chairman; if to the Trustee, to Wachovia Bank, National Association, 1021 East Cary Street, Richmond, Virginia 23219, Attention: Corporate Trust Department; if to the Company, to P.O. Box 967-A, Newport News, Virginia 23607, Attention: President and Chief Operating Officer; if to the Parent Company, to the address set forth in the Parent Company Guaranty; and if to the Paying Agent, the Remarketing Agent or the Bank, to the address filed with the Trustee. Any addressee may designate additional or different addresses for purposes of this Section.

        (c) Any notice received by the Paying Agent will be promptly sent by the Paying Agent to the Trustee; any notice received by the Trustee will be promptly sent to the Paying Agent unless, in either case, the party receiving notice has actual knowledge that the other party has received such notice independently.

     Section 12.2 Bondholders' Consents. Any consent or other instrument required by this Indenture to be signed by Bondholders may be in any number of concurrent documents and may be signed by a Bondholder or by the holder's agent appointed in writing. Proof of the execution of such instrument or of the instrument appointing an agent and of the ownership of Bonds, if made in the following manner, will be conclusive for any purpose of this Indenture with regard to any action taken by the Trustee under the instrument:

        (a) The fact and date of a person's signing an instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within that jurisdiction that the person signing the writing acknowledged before the officer the execution of the writing, or by an affidavit of any witness to the signing.

        (b) The fact of ownership of Bonds, the amount or amounts, numbers and other identification of such Bonds and the date of holding will be provided by the registration books kept pursuant to this Indenture.

     In determining whether the holders of the required principal amount of Bonds outstanding have taken any action under this Indenture, Bonds owned by the Company or any person controlling, controlled by or under common control with the Company will be disregarded and deemed not to be outstanding. In determining whether the Trustee will be protected in relying on any such action, only Bonds which the Trustee knows to be so owned will be disregarded.

     Any consent or other instrument will be irrevocable and will bind any subsequent owner of such Bond or any Bond delivered in substitution therefor.

     Section 12.3 Limitation of Rights. Nothing expressed or implied in this Indenture or the Bonds will give any person other than the Trustee, the Issuer, the Company, Pittston Terminal, the Parent Company, the Remarketing Agent, the Indexing Agent, the Paying Agent, the Bondholders (or any person acting on behalf of any Bondholder) and, if a Letter of Credit is in effect, the Bank any right, remedy or claim under or with respect to this Indenture.

     Section 12.4 Severability. If any provision of this Indenture is determined to be unenforceable, that will not affect any other provision of this Indenture.

     Section 12.5 Payments Due on Non-Business Days. If a payment date is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day, and no interest will accrue for the intervening period.

     Section 12.6 Governing Law. This Indenture will be governed by and construed in accordance with the laws of the Commonwealth.

     Section 12.7 Captions. The captions in this Indenture are for convenience only and do not define or limit the scope or intent of any provisions or Sections of this Indenture.

     Section 12.8 No Recourse Against Issuer's Officers. No commissioner, officer, agent or employee of the Issuer will be individually or personally liable for any payment on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds, but this Section will not relieve any such commissioner, officer, agent or employee of the Issuer from the performance of any official duty provided by law or this Indenture.

     Section 12.9 Limited Nature of Company's Obligations; Pittston Terminal's Liability for Obligations of the Company; Certain Decisions Regarding the Bonds. As provided in the Loan Agreement, the Throughput Agreement and the Agreement Regarding 2003 Brink's Bonds, dated as of August 15, 2003, among the Company, the Partners and Pittston Terminal, all of the Company's obligations with respect to the Bonds are payable solely from payments received by the Company from Pittston Terminal pursuant to the Throughput Agreement and Pittston Terminal shall act as the agent of the Company for purposes of making certain Company decisions relating to the Bonds.

     Section 12.10 Counterparts. This Indenture may be signed in several counterparts. Each will be an original, but all of them together constitute the same instrument.


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


                         PENINSULA PORTS AUTHORITY OF VIRGINIA

                         By: /s/ Robert E. Yancey
                            --------------------------------------------
                             Chairman



                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as trustee


                         By: /s/ Elizabeth A. Boyd
                            --------------------------------------------
                             Name: Elizabeth A. Boyd
                                  --------------------------------------
                             Title: Corporate Trust Officer
                                   -------------------------------------


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